UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2002


                              The Finx Group, Inc.
                     (formerly known as Fingermatrix, Inc.)

   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-9940                  13-2854686
(State or other jurisdiction of     (Commission file          (IRS Employer
 incorporation or organization)          number)          Identification Number)

    249 Saw Mill River Road, Elmsford, NY                            10523
   (Address of Principal Executive Offices)                        (Zip Code)

                                 (914) 592-5930
              (Registrant's telephone number, including area code)




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

Item 2.  Acquisition or Disposition of Assets

         On October 18, 2002, the Registrant consummated a plan to dispose of certain of its subsidiaries. In September 2002, the Board of Directors of The Finx Group, Inc. (the "Registrant" or the "Company") approved a plan whereby it was determined to be in the best interests of the Registrant to focus all of its resources on the Security Systems business segment, whereby all business segments other than the Security Systems business segment would be disposed. The decision to dispose of all businesses unrelated to the Security Systems segment was based on management's evaluation of its capability to support multiple and diverse business segments. Management's evaluation was confirmed in a business assessment report received from vFinance Investments, Inc. ("vFinance"), who is performing management and investment banking services to the Registrant. The business assessment report received from vFinance, among other things, recommended that the Registrant streamline its operating activities to focus on its Security Systems business segment. The Registrant's management investigated various possible venues to undertake the disposal of the non Security System segments which include Sequential Electronic Systems, Inc. ("Sequential"), S-Tech, Inc. ("S-Tech"), Granite Technologies, Inc. ("Granite Technologies"), Shopclue.com, Inc. ("Shopclue"), Bizchase, Inc. ("Bizchase") and Starnet365.com, Inc. ("Starnet").

         The Registrant engaged a consultant, pursuant to a consulting agreement, to assist in developing an exit strategy for the disposal of Granite Technologies, Shopclue, Bizchase and Starnet for which the consultant received an option to purchase 1,000,000 shares of its Common Stock at an exercise price of $.04 per share, the fair market value on the date of grant. Through the efforts of the consultant, the Registrant found a purchaser who agreed to acquire Granite Technologies, Shopclue, Bizchase and Starnet for nominal consideration subject to the forgiveness of the amounts owed by such subsidiaries to the Registrant and the retention by the Registrant of certain rights to the assets of Granite Technologies. As a result, the Registrant entered into the following purchase agreements with Thomas Banks Ltd. ("Thomas Banks").

Granite Technologies

         Granite Technologies Acquisition Corp. ("Granite Acquisition") is wholly owned by The Registrant and Granite Technologies is wholly owned by Granite Acquisition. Pursuant to the terms of a stock purchase agreement among Granite Acquisition, Granite Technologies and Thomas Banks dated as of September 30, 2002, (the "Granite Stock Purchase Agreement"), Thomas Banks agreed to purchase all of the issued and outstanding capital stock of Granite Technologies from Granite Acquisition for one dollar ($1) and the Registrant agreed to cancel approximately $600,000 of principal and interest owed by Granite Technologies to the Registrant. In addition, pursuant to the Granite Stock Purchase Agreement, Granite Acquisition retained the rights to all Intellectual Property of Granite Technologies, Inc. including (i) patents, pending patent applications and patent applications in process but not yet filed, owned by or assignable to Granite Technologies (the "Patents"); registered trademarks and service marks and pending applications therefor and trade names owned Granite Technologies; and copyright registrations and pending applications therefor owned by Granite Technologies and used by Granite Technologies in the conduct of its business (the "Marks"; (ii) written licenses and other agreements relating to the Patents, Marks and Copyrights, and (iii) manufacturing, process, and other technology transfer and license agreements which are material to the conduct of such business and retained all rights and benefits inured from any and all contracts between Granite Technologies and Virginia Commonwealth University. As of the date of the Granite Stock Purchase Agreement, Granite Technologies had an excess of liabilities over assets of approximately $1.4 million, including the $600,000 owed to the Registrant. As a result of the disposal of Granite Technologies, the net reduction in the liabilities of the Registrant will approximate $800,000.


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

Starnet

         Pursuant to the terms of a stock purchase agreement among the Registrant, Starnet, Lewis S. Schiller, the Registrant's Chief Executive Officer and Chairman of the Board, Grazyna B. Wnuk, the Registrant's Vice-President and Secretary, members of Lewis S. Schiller's immediate family (collectively, the "Starnet Sellers") and Thomas Banks dated as of September 30, 2002, (the "Starnet Stock Purchase Agreement"), Thomas Banks agreed to purchase 98.05% of the issued and outstanding capital stock of Starnet from the Starnet Sellers for one dollar ($1) and the Registrant agreed to cancel approximately $1.3 million of principal and interest owed by Starnet to the Registrant. As of the date of the Starnet Stock Purchase Agreement, Starnet had an excess of liabilities over assets of approximately $1.7 million, including the $1.3 million owed to the Registrant, resulting in remaining liabilities of approximately $400,000. The Registrant believes that it may be required to pay approximately $132,000 of such remaining liabilities based on the existence of corporate guarantees previously made on such amounts by the Registrant. As a result of the disposal of Starnet, the net reduction in the liabilities of the Registrant will approximate $268,000.

Shopclue

         Pursuant to the terms of a stock purchase agreement among the Registrant, Shopclue, Lewis S. Schiller, the Registrant's Chief Executive Officer and Chairman of the Board, Grazyna B. Wnuk, the Registrant's Vice-President and Secretary, members of Lewis S. Schiller's immediate family (collectively, the "Shopclue Sellers") and Thomas Banks dated as of September 30, 2002, (the "Shopclue Stock Purchase Agreement"), Thomas Banks agreed to purchase 100% of the issued and outstanding capital stock of Shopclue from the Shopclue Sellers for one dollar ($1) and the Registrant agreed to cancel approximately $8,000 of principal and interest owed by Shopclue to the Registrant. As of the date of the Shopclue Stock Purchase Agreement, Shopclue had an excess of liabilities over assets of approximately $340,000, including the $8,000 owed to the Registrant, resulting in remaining liabilities of approximately $332,000. The Registrant believes that it may be required pay approximately $169,000 of such remaining liabilities which represent delinquent payroll taxes. As a result of the disposal of Shopclue, the net reduction in the liabilities of the Registrant will approximate $163,000.

Bizchase

         Pursuant to the terms of a stock purchase agreement among the Registrant, Bizchase, Lewis S. Schiller, the Registrant's Chief Executive Officer and Chairman of the Board, Grazyna B. Wnuk, the Registrant's Vice-President and Secretary, members of Lewis S. Schiller's immediate family (collectively, the "Bizchase Sellers") and Thomas Banks dated as of September 30, 2002, (the "Bizchase Stock Purchase Agreement"), Thomas Banks agreed to purchase 100% of the issued and outstanding capital stock of Bizchase from the Bizchase Sellers for one dollar ($1) and the Registrant agreed to cancel approximately $2 million of principal and interest owed by Bizchase to the Registrant. As of the date of the Bizchase Stock Purchase Agreement, Bizchase had an excess of liabilities over assets of approximately $2.3 million, including the $2 million owed to the Registrant, resulting in remaining liabilities of approximately $295,000. The Registrant believes that it may be required pay approximately $136,000 of such remaining liabilities of which $99,000 relates to delinquent payroll taxes and $37,000 relates to corporate guarantees. As a result of the disposal of Bizchase, the net reduction in the liabilities of the Registrant will approximate $295,000.


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

Sequential and S-Tech

         Pursuant to the terms of a stock purchase agreement among the Registrant, Sequential, S-Tech, Defense Manufacturing and Systems, Inc. ("Defense Manufacturing") and Trinity Group Acquisition Corp. ("Trinity Acquisition") dated as of September 30, 2002 (the "Sequential and S-Tech Stock Purchase Agreement"), Trinity Acquisition agreed to purchase 100% of the issued and outstanding capital of Sequential, S-Tech and Defense Manufacturing from the Registrant for one dollar ($1) and the Registrant agreed to cancel approximately $2.3 million of principal and interest owed by Sequential and S-Tech to the Registrant. Defense Manufacturing is wholly owned by the Registrant but has had no operating activities since its organization. Trinity Acquisition is wholly owned by Lewis S. Schiller, the Registrant's Chief Executive Officer and Chairman of the Board. As of the date of the Sequential and S-Tech Stock Purchase Agreement, Sequential and S-Tech had aggregate assets $1.2 million and aggregate liabilities of $2.4 million, excluding the $3.1 million owed to the Registrant. The aggregate liabilities include $1.1 million of delinquent payroll taxes and the Registrant has agreed to indemnify Lewis S. Schiller for any claims made against him regarding such delinquent payroll taxes. The Trinity Group-I, Inc. is the Company's controlling shareholder and both The Trinity Group-I, Inc. and Trinity Acquisition are wholly owned by Lewis S. Schiller, and the Sequential and S-Tech Stock Purchase Agreement was not consummated at arms-length. However, the Registrant believes that because the transaction will reduce the Registrant's liabilities by approximately $2.4 million that such transaction is in its best interests.

Item 7. Financial Statements and Exhibits

         a.       Pro Forma Financial Information
                  i. Pro Forma Financial statements giving effect to the acquisition for the most recent fiscal and interim period.(1)

         c.       Exhibits

         99.1 Stock Purchase Agreement dated September 30, 2002, by and among Granite Technologies Acquisition Corp., Granite Technologies, Inc. and Thomas Banks Ltd.

         99.2 Stock Purchase Agreement dated September 30, 2002, by and among The Finx Group, Inc., each of the Shareholders of Bizchase, Inc., Bizchase, Inc., and Thomas Banks Ltd.

         99.3 Stock Purchase Agreement dated September 30, 2002, by and among The Finx Group, Inc., each of the Shareholders of Starnet365.Com, Inc., Starnet365.Com, Inc., and Thomas Banks Ltd.

         99.4 Stock Purchase Agreement by and among The Finx Group, Inc., each of the Shareholders of Shopclue.Com, Inc., Shopclue.Com, Inc., and Thomas Banks Ltd.

         99.5 Stock Purchase Agreement by and among The Finx Group, Inc. Sequential Electronic Systems, Inc., S-Tech, Inc., Defense Manufacturing and Systems, Inc. and Trinity Group Acquisition Corp.

         ---------
         (1) To be filed by amendment within sixty days from the initial due date of this Form 8-K.


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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE FINX GROUP, INC.


                                           By:/S/   Lewis S. Schiller
                                                    Chief Executive Officer

                                           Date:    October 21, 2002




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

Exhibit 99.1

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                     GRANITE TECHNOLOGIES ACQUISITION CORP.,

                           GRANITE TECHNOLOGIES, INC.

                                       AND

                                THOMAS BANKS LTD.

                         Dated: As of September 30, 2002




Exhibit 99.1

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT, dated as of September 30, 2002 (the "Agreement"), among Granite Technologies Acquisition Corp., a corporation organized under the laws of the State of Delaware (the "Seller") with an office at 249 Saw Mill River Road, Elmsford, New York 10523, Granite Technologies Inc., a corporation organized under the laws of the State of Delaware with an office at 249 Saw Mill River Road, Elmsford, New York 10523 (the "Company") and Thomas Banks Ltd., a Cayman corporation with an office at #4-2443 Barrio Don Bosco, San Jose, Costa Rica (the "Purchaser").

        WITNESSETH:
-------------------

           The Seller holds 100% the Company's shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company, a corporation organized under the laws of the State of Delaware.

           The Purchaser desires to acquire from the Sellers, and the Sellers collectively desire to sell to the Purchaser, for the consideration hereinafter provided, the Shares; and

           Certain terms used in this Agreement are defined in Section 9.2 of this Agreement.

           NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:




Exhibit 99.1

   1.   Sale and Purchase of Shares; the Closing.

        1.1. Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, on the Closing Date, the Seller shall sell, assign and convey to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, all of the Shares of such Seller. At the Closing, the Seller shall deliver one or more stock certificates representing the Shares of the Seller duly endorsed for transfer to the Purchaser.

        1.2. The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the parties to the transaction upon execution of this Agreement on September 30, 2002 or at such other time and date as the parties hereto mutually agree (the "Closing Date").

   2.   Consideration.

        2.1. Consideration. The consideration for the Shares shall be as follows:

             2.1.1.  One Dollar ($1).

             2.1.2.  The retention by the Seller of all Intellectual Property of
                  Granite Technologies, Inc. including (i) patents, pending patent applications and patent applications in process but not yet filed, owned by or assignable to the Company or any of its subsidiaries (the "Patents"); registered trademarks and service marks and pending applications therefor and trade names owned by the Company or any of its subsidiaries (the "Marks"); and copyright registrations and pending applications therefor owned by the Company and used by the Company in the conduct of its business (the "Copyrights"); (ii) written licenses and other agreements relating to the Patents, Marks and Copyrights, and (iii) manufacturing, process, and other technology transfer and license agreements which are material to the conduct of such business.

             2.1.3.  The retention by the Seller to all rights and benefits inured from any and all contracts between Granite Technologies, Inc. and Virginia Commonwealth University.

             2.1.4.  The cancellation of indebtedness owed by the Company or its subsidiary to the Seller and the Seller's affiliates and or subsidiaries.

   3. Representations and Warranties of the Sellers. The Seller hereby represent and warrant to the Purchaser, that to the best of their knowledge:

        3.1.  Organization and Good Standing.


Exhibit 99.1

             3.1.1.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted and as it is proposed to be conducted.

             3.1.2.  The minute books of The Company contain accurate records of all meetings and all other material corporate action of the Company's board of directors (including any committees thereof) and its stockholders since the date of the Company's incorporation.

        3.2. Authorization of Agreement. The Seller has all requisite capacity, power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by such Seller in connection with the consummation of the transactions contemplated by this Agreement (this Agreement and the other agreements, documents, instruments or certificates delivered pursuant to this Agreement are hereinafter referred to as the "Transaction Documents"), and to perform fully its obligations hereunder and thereunder. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Seller), duly and validly authorized, executed and delivered by the Seller and this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Seller), legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        3.3. Subsidiaries. The Company has no subsidiaries and does not own any other capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity or have any agreement to acquire any such capital stock or other proprietary interest except for the following:

             3.3.1.  The Company owns all of the equity of Granite Technologies,
                  Inc. and such ownership is deemed transferred to Purchaser by Seller upon execution of this Agreement.

        3.4. No Conflicts; Consents of Third Parties. The execution and delivery by the Seller of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Seller with any of the provisions hereof or thereof does not and will not (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of The Company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract,


Exhibit 99.1

           Permit or Order to which the The Company is a party or by which The Company or the properties or assets of the Seller are bound; (iii) constitute a violation of any Law applicable to The Company; or (iv) result in the creation of any Lien upon the properties or assets of The Company or the Seller.

        3.5.  Capitalization.

             3.5.1.  The authorized capital stock of The Company consists of
                  1,000 shares of Common Stock and 1,500 shares of preferred stock. As of the date hereof, 1,000 shares of Common Stock are issued and outstanding, all of which are owned of record and beneficially by the Seller and constitute the Shares. As of the date hereof, there are no shares of Company preferred stock issued and outstanding. There is no existing option, warrant, call, right, commitment or other agreement of any character to which The Company is a party requiring, and there are no securities of The Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of The Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of The Company. Neither The Company nor the Seller is a party to any voting trust or other voting agreement with respect to any shares of capital stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of capital stock of The Company

             3.5.2.  The Shares purchased by the Purchaser will, at the Closing, constitute 100% all of the issued and outstanding capital stock of The Company on a fully diluted basis.

        3.6. Financial Statements. Set forth on Schedule 3.6 of the Disclosure Schedules are (i) copies of the Company's unaudited balance sheets as of June 30, 2002 and December 31, 2001 and the related unaudited statements of income and of cash flows for the three and six month periods ended June 30, 2002 and 2001, (the "Unaudited Financial Statements"). The Unaudited Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has a history of net losses and has a working capital deficiency. The Unaudited Financial Statements do not include any adjustments that would result should the Company be unable to continue as a going concern.

        3.7. There have not been any amendments or changes in the certificate of incorporation or the by-laws of the Company.

        3.8. The Company has caused to be done all things materially necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its business.


Exhibit 99.1

   4. Representations and Warranties of the Purchaser. The Purchaser hereby, jointly and severally, represent and warrant to the Sellers that:

        4.1. Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing. The Purchaser has full corporate power and authority to own, lease and operate their properties and to carry on their business as it is now conducted and as it is proposed to be conducted.

        4.2. Authorization of Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby, and to perform fully their obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents to be executed by the Purchaser has been duly authorized by all necessary action on behalf of the Purchaser. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Purchaser), duly and validly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Purchaser), legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        4.3. No Conflicts; Consents of Third Parties. The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to be executed by the Purchaser, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Purchaser with any of the provisions hereof or thereof does not and will not (a) conflict with, or result in the breach of, the certificate of incorporation or by-laws of the Purchaser, (b) conflict with, violate, result in the breach of, or constitute a default under any Contract or Order to which the Purchaser is a party or by which the Purchaser or their properties or assets are bound or (c) constitute a violation by the Purchaser of any Law applicable to the Purchaser. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the other Transaction Documents to be executed by the Purchaser or the compliance by the Purchaser with any of the provisions hereof or thereof which has not been made or obtained.

        4.4. Litigation. There are no Legal Proceedings against the Purchaser pending or, to the best knowledge of the Purchaser, threatened that question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken by the Purchaser in connection with the consummation of the transactions contemplated hereby


Exhibit 99.1
             or thereby. There is no action, suit, investigation or proceeding (or, to the knowledge of the Purchaser, any basis therefor) pending against, or to the knowledge of the Purchaser threatened, against or affecting the Purchaser, any of their Subsidiaries or any of their properties before any court or arbitrator or any governmental body, agency or official that if adversely determined against the Purchaser, would result in a Material Adverse Change to the Purchaser.

        4.5. No Misrepresentation. No representation or warranty of the Purchaser contained in this Agreement (including the Disclosure Schedules hereto) or in any other Transaction Document furnished to the Seller pursuant to the terms hereof contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Purchaser does not know of any facts which have caused or in the future are reasonably likely to cause a Material Adverse Change which has not been disclosed herein or in a Disclosure Schedule hereto. The representations and warranties contained in this Section 4.11 or elsewhere in this Agreement or in any other Transaction Document shall not be affected or deemed waived by reason of the fact that any Seller and/or any Representative of any Seller knows or should have known that any such representation or warranty is or might be inaccurate in any respect.

   5.   Additional Representations, Warranties and Covenants.

        5.1. Title and Investment Representations. The Seller represents and warrants to, and covenants and agrees with the Purchaser that, it has good and marketable title to the Shares of the Seller, free and clear of all Liens of any kind or nature whatsoever and that at the Closing, the Purchaser will obtain good and marketable title to such Shares, free and clear as aforesaid.

        5.2. Information Representations. The Seller represents and warrants that (i) such Seller, and his Representatives as deemed necessary by such Seller (including such Seller's professional, tax and other advisors), have carefully reviewed the materials (the "Materials") furnished by the Purchaser to such Seller in connection with the transactions contemplated by this Agreement and (ii) such Seller, and such Seller's Representatives, have been granted the opportunity to ask questions of, and receive answers from, Representatives of the Purchaser concerning the Purchaser and to obtain any additional information that such Seller deemed necessary to verify the accuracy of the information contained herein.

        5.3. Advise of Changes. During the period from the date of this Agreement until the earlier of the Closing Date, The Company will promptly advise the Purchaser in writing of the following, to the extent it has knowledge of the same: (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Seller contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate, (b) of any Material Adverse Change,


Exhibit 99.1
             and (c) of any breach by the Seller of any covenant or agreement contained in any Transaction Document.

        5.4. Maintenance of Business. From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Seller shall cause The Company to:

             5.4.1.  cause to be done all things necessary to maintain, preserve and renew its (i) corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses and (ii) relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof;

             5.4.2.  comply in all material respects with all applicable Laws;
                  and

             5.4.3.  maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied.

        5.5. Conduct of Business. During the period from the date of this Agreement until the Closing Date, The Company will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not (except to the extent, but only to the extent, deemed necessary by the officers and directors of The Company in fulfilling their fiduciary duties), without the prior written consent of the Purchaser,:

             5.5.1.  (i) declare, set aside or authorize the payment of, any dividend or other distribution in respect of any shares of capital stock of The Company or repurchase, redeem or acquire any of the outstanding shares of any class of capital stock or
                  (ii) pay or otherwise distribute any other amounts or assets to the Seller, whether as compensation or otherwise;

             5.5.2.  split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of any class of its capital stock;

             5.5.3.  (i) award or pay any bonuses to employees of The Company,
                  (ii) enter into or modify or amend any employment, deferred compensation, severance or similar agreement, (iii) increase or agree to increase the compensation payable or to become payable by it to any of The Company's directors, officers, employees, agents or Representatives or (iv) increase or agree to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment


Exhibit 99.1
                  or arrangement made to, for or with such directors, officers, employees, agents or Representatives;

             5.5.4.  change accounting principles, methods or policies;

             5.5.5.  enter into any Contract requiring payments in excess of
                  $5,000, or conduct its business other than in the ordinary course of business consistent with past practice;

             5.5.6.  (i) incur or repay any Indebtedness, (ii) make any loans, advances or capital contributions to any other Person or (iii) assume, guarantee, endorse or otherwise become liable for the obligations of any other Person.

             5.5.7.  fail to maintain and keep its properties in good repair, working order and condition, normal wear and tear excepted;

             5.5.8.  fail to comply with all other obligations which it incurred pursuant to any Contract or promptly pay or discharge any current liabilities, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

             5.5.9.  mortgage, pledge or subject to any Lien any of its assets, or acquire any assets or sell, assign, transfer, convey, lease or otherwise dispose of any assets of The Company (other than the sale of inventory in the ordinary course of business consistent with past practice);

             5.5.10. discharge or satisfy any Lien, or pay any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to The Company;

             5.5.11. transfer or grant any rights under any concessions, leases, licenses, agreements or Intellectual Property used by The Company in its business;

             5.5.12. make or commit to make any capital expenditures or capital additions or betterments;

             5.5.13. institute or settle any Legal Proceeding;

             5.5.14. amend its certificate of incorporation or by-laws;

             5.5.15. issue, sell or transfer any shares of its capital stock of any class or any other of its securities, or issue or create any options, warrants, calls, rights, commitments, subscriptions, convertible securities or other agreements of any character requiring


Exhibit 99.1

                  The Company to issue, sell or transfer any shares of capital stock, or accelerate the vesting of any outstanding security;

             5.5.16. merge, consolidate or reorganize with, or acquire, any entity;

             5.5.17. agree to any audit assessment by any Tax authority or fail to pay and discharge when payable all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid would by law become a Lien upon any of its property;

             5.5.18. change any insurance coverage, issue any certificates of insurance or fail to continue in force with nationally recognized insurance companies adequate insurance covering risks of such types and in such amounts as are customary for Persons engaged in similar lines of business;

             5.5.19. enter into any transaction with, or become party to any
                  Contract with, any officer, director, or Affiliate (or any relative of any of them) of The Company; or

             5.5.20. agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this
                  Section 5.5.

        5.6. Regulatory Approvals. The Seller will, and will cause The Company to, promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body which may be reasonably required, or which the Purchaser may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Seller will use its, and will cause The Company to use its, best efforts to promptly obtain all such authorizations, approvals and consents.

        5.7. Necessary Consents. During the period from the date of this Agreement until the Closing Date, the Seller will use its, and will cause The Company to use its, best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents and to allow the Purchaser to carry on the Company's business after the Closing Date.

        5.8. Access to Information. During the period from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Sellers will, and shall cause The Company to, (i) allow the Purchaser and its Representatives reasonable access to the files, books, records, personnel and offices of The Company, including, without limitation, any and all information relating to the Company's Taxes, commitments, Contracts, and real, personal and intangible property and financial condition, (ii) furnish promptly to the Purchaser all information concerning


Exhibit 99.1
             the Company's business, properties and personnel as the Purchaser may reasonably request, and (iii) make available to the Purchaser the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Company's business, properties and personnel as the Purchaser may reasonably request. The Seller will cause the Company's accountants to cooperate with the Purchaser and its Representatives in making available to the Purchaser all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all Tax returns and financial statements prepared, reviewed or audited by such accountants.

        5.9. Satisfaction of Conditions Precedent. During the period from the date of this Agreement until the Closing Date, the Seller will use its, and will cause the Company to use its, best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

        5.10. Directors and Officers of the Company. As of the Closing Date, all officer and directors of the Company shall resign and shall be replaced by the Purchaser's nominees.

   6.   Covenants of the Purchaser.

        6.1. Advise of Changes. During the period from the date of this Agreement until the Closing Date, the Purchaser will promptly advise the Seller in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Purchaser, as the case may be, contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate in any material respect, and (b) of any breach by the Purchaser of any covenant or agreement contained in this Agreement.

        6.2. Regulatory Approvals. The Purchaser will promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body, or which the Seller may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Purchaser will use their best efforts to promptly obtain all such authorizations, approvals and consents.

        6.3. Necessary Consents. During the term of this Agreement, the Purchaser will use their best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents.

        6.4. Satisfaction of Conditions Precedent. During the term of this Agreement, the Purchaser will use their best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

   7.   Conditions.


Exhibit 99.1

        7.1. Conditions Precedent to Each Party's Obligations. The respective obligations of each party hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by all of the parties to this Agreement):

             7.1.1.  Compliance with Law. There shall be no Law enacted, entered, enforced or deemed applicable to the transactions contemplated hereby or by the other Transaction Documents which would prohibit or render illegal the transactions contemplated hereby or thereby.

             7.1.2.  No Legal Proceedings or Orders. There shall not have been instituted, pending or threatened any Legal Proceeding by or before any Governmental Body, nor shall there be in effect any Order issued by any Governmental Body, or threat of any Order, that (i) prevents or seeks to prevent, or (ii) questions the validity of this Agreement or the other Transaction Documents or any action taken or to be taken in connection with the consummation of the transactions contemplated hereby or thereby.

        7.2. Conditions Precedent to Obligations of the Seller. The obligations of each of the Sellers hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Seller):

             7.2.1.  Accuracy of Representations and Warranties. The
                  representations and warranties of the Purchaser set forth in
                  Section 4 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Seller shall receive a certificate to such effect signed by an officer of the Purchaser.

             7.2.2.  Covenants. The Purchaser shall have performed and complied in all material respects with all of its covenants required to be performed by them under this Agreement on or before the Closing Date.

        7.3.  Conditions Precedent To Obligations of the Purchaser.

             7.3.1.  The obligations of the Purchaser hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Purchaser):

             7.3.2.  Accuracy of Representations and Warranties. The
                  representations and warranties of each of the Sellers set forth in Section 3 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Purchaser shall receive a certificate to such effect signed by each of the Sellers.


Exhibit 99.1

             7.3.3.  Covenants. Each of the Purchasers shall have performed and complied in all material respects with all of the covenants required to be performed by such Seller under this Agreement on or before the Closing Date.

             7.3.4.  Documents. The Purchaser shall have received all written consents, assignments, waivers, authorizations or other certificates reasonably requested of the Company in writing to provide for the continuation in full force and effect of any and all material Contracts of the Company and for each of the Sellers to consummate the transactions contemplated hereby and by the other Transaction Documents.

             7.3.5.  Government Consents. There shall have been obtained on or before the Closing Date such material Permits and there shall have been taken such other action, as may be required to consummate the transactions contemplated hereby and by the other Transaction Documents by any Government Body having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.

             7.3.6.  Satisfactory Completion of Due Diligence. The Purchaser
                  shall have (i) received all due diligence materials requested by the Purchaser from the Company and the Seller and shall be satisfied in their sole discretion with the results of their review and analysis of such materials, and (ii) conducted interviews with such members of the Company's management or such other personnel as the Purchaser shall have requested and shall be satisfied in their sole discretion with the results of such interviews.

   8.   Further Agreements of the Parties.

        8.1. Indemnity. The Seller and, until the Closing, the Company, agrees to indemnify, defend and hold harmless the Purchaser (and each officer, director, shareholder, affiliate, agent and permitted assign thereof) from and against any and all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties, and attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Company or of the Seller contained in this Agreement or the other Transaction Documents.

        8.2. The Purchaser agrees to indemnify, defend and hold harmless the Company (and each officer, director, shareholder, affiliate, agent and permitted assign thereof)and the Seller from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Purchaser contained in this Agreement or the other Transaction Documents.

        8.3. The indemnification provided for in Section 10 shall be an exclusive remedy for the parties, and the other individuals and entities entitled to indemnification thereby.


Exhibit 99.1

   9.   Miscellaneous.

        9.1. Survival of Representations and Warranties. The representations and warranties of the Seller contained in this Agreement shall survive the Closing for the benefit of the Purchaser until one year following the Closing Date. The representations and warranties of the Purchaser shall survive the Closing for the benefit of the Seller until one year following the Closing Date.

        9.2.  Certain Definitions.

                  "Closing" shall have the meaning set forth in Section 1 hereof.

                  "Closing Date" shall have the meaning set forth in Section 1 hereof.

                  "Common Stock" means shares of the Company's Common Stock, par value $.01 per share.

                  "Confidential Information" shall mean confidential records and information, including, but not limited to, development, marketing, purchasing, organizational, strategic, financial, managerial, administrative, manufacturing, production, distribution and sales information, distribution methods, data, specifications and processes presently owned or at any time hereafter developed by a Person or its agents or consultants or used presently or at any time hereafter in the course of the business of such Person, that are not otherwise part of the public domain.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy. commitment or other arrangement or agreement, whether written or oral.

                  "Environmental Claim" means any accusation, allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Body or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon the violation, or alleged violation, of any Environmental Laws, Orders or Permits of or from any Governmental Body relating to environmental matters connected with the Facilities.

                  "Environmental Law" means any Law concerning the environment, or activities that might threaten or result in damage to the environment or human health, or any Law that is concerned in whole or in part with the environment and with protecting or improving the quality of the environment and human and employee health and safety.


Exhibit 99.1

                  "Environmental Matters" means any matter arising out of or relating to human and employee health and safety or the environment which could give rise to liability or require the expenditure of money to address.

                  "Facilities" means real property, leased or operated by the Company.

                  "Governmental Body" means any governmental or regulatory body, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, including any bank overdraft or other similar extension of credit, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than 30 days past due), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse),
(vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a multiemployer plan" as such terms are defined under ERISA.

                   "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Legal Proceeding" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Material Adverse Change" means any material adverse change in the business, properties, results of operations, prospects or condition (financial or otherwise) of the relevant party; provided, however, that notwithstanding any other provision of this Agreement, none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change:(a) any failure by the relevant party to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement; (b) any adverse change,


Exhibit 99.1
effect, event, occurrence, state of facts or development to the extent attributable to the announcement or pendency of the transaction documented by this Agreement (including any cancellations of or delays in customer orders, any reduction in sales, any disruption in supplier, distributor, partner or similar relationships or any loss of employees); (c) any adverse change, effect, event, occurrence, state of facts or development attributable to conditions affecting the industries in which the relevant party participates, the U.S. economy as a whole or foreign economies in any locations where the relevant party or any of its subsidiaries has material operation or sales; (d) any adverse change, effect, event, occurrence, state of facts or development attributable or relating to (i) out-of-pocket fees and expenses (including legal, accounting, and other fees and expenses) incurred in connection with the transactions contemplated by this Agreement, or (ii) the payment of any amounts due to, or the provision of any other benefits (including benefits relating to acceleration of stock options) to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date of this Agreement, (if any adverse change, effect, event, occurrence, state of facts or development resulting from or relating to compliance with the terms of, or the taking of any action required by, this Agreement); (e) any adverse change, effect, event, occurrence, state of facts or development arising from or relating to any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof; or (f) any adverse change, effect, event, occurrence, state of facts or development arising from or relation to actions required to be taken under applicable laws, rules, regulations, contracts or agreements.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permits" means any approvals, authorizations, registrations, consents, licenses, permits or certificates by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

                  "Representatives" of a Person means its officers, employees, agents, legal advisors and accountants.

                  "Shares" means the Common Stock to be purchased hereunder.

        9.3. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the transaction is consummated.

        9.4. Further Assurances. The Seller and the Purchaser agree to execute and deliver, at the requesting party's expense, such other reasonable documents or agreements


Exhibit 99.1
             as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby or by the other Transaction Documents.

        9.5. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

             9.5.1.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

             9.5.2.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
                  WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

             9.5.3.  Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding, by the mailing of a copy thereof in accordance with the provisions of Section 11.9.

        9.6. Entire Agreement; Amendments and Waivers. This Agreement (including any schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power


Exhibit 99.1
             or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        9.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to the principles of conflict of laws thereunder.

        9.8. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

        9.9. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):




Exhibit 99.1

                  If to Purchaser to:
                  ------------------

                  Thomas Banks Ltd.
                  Attn: Chester Rothrock
                  #4-2443 Barrio Don Bosco
                  San Jose, Costa Rica

                  If to the Company or Seller to:
                  ------------------------------

                  The Finx Group, Inc.
                  Attn: Lewis S. Schiller
                  249 Saw Mill River Road
                  Elmsford, NY  10523
                  (914) 592-6014 (facsimile)

        9.10. Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.

        9.11. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as specifically provided herein. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Seller (by operation of law or otherwise) without the prior written consent of the Purchaser and any attempted assignment without such required consent shall be void.

        9.12. Confidential Information. All Confidential Information with respect to any party hereto is considered secret and will be disclosed in confidence. Each party hereto acknowledges that, it may have access to and become acquainted with Confidential Information of another party. Each party hereto agrees that it will not prior to the Closing Date (or in the event of the termination of this Agreement in accordance with its terms) and at all times thereafter, directly or indirectly for any reason whatsoever, disclose or use any such


Exhibit 99.1

        9.13.

           Confidential Information. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to or containing Confidential Information, which any party has prepared or shall in the future prepare, shall be and remain the sole and exclusive property of such party and shall be included in the Confidential Information. Upon termination of this Agreement in accordance with its terms, the parties shall promptly deliver any and all of the Confidential Information and copies thereof of any other party, not previously delivered to such party, that may be in its possession or under its control. The foregoing restrictions shall not apply to the use, divulgence, disclosure or grant of access to Confidential Information to the extent, but only to the extent, (i) expressly permitted or required pursuant to any other written agreement between the parties, (ii) such Confidential Information has been publicly disclosed (not due to a breach by any party of its obligations hereunder, or by breach of any other Person, of a fiduciary or confidential obligation to a party) or (iii) a party is required to disclose Confidential Information by or to any court of competent jurisdiction or any other Governmental Body; provided, however, that the party required to disclose such Confidential Information shall, prior to any such disclosure, immediately notify the party which owns the Confidential Information of such requirement and provided further, that such party shall have the right, at its expense, to object to such disclosures and to seek confidential treatment of any Confidential Information to be so disclosed on such terms as it shall determine.

        9.14. Public Announcement. The parties shall cooperate with respect to any public announcement relating to the transactions contemplated hereby or by the other Transaction Documents; and neither party will issue any public statement announcing such transaction without the prior consent of the others, except as such party in good faith (based upon advice of counsel) believes is required by law and following notice to the other party.

        9.15. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




Exhibit 99.1

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ATTEST                                      GRANITE TECHNOLOGIES
                                            ACQUISITION CORP.


________________________            By:     ________________________
SIGNATURE                                   LEWIS S. SCHILLER
                                            CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                      GRANITE TECHNOLOGIES, INC.


________________________            By:     ________________________
SIGNATURE                                   LEWIS S. SCHILLER
                                            CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST:                                     Thomas Banks Ltd.


________________________            By:     ________________________
SIGNATURE                                   CHESTER ROTHROCK
                                            MANAGING DIRECTOR

------------------------
PRINT NAME


Exhibit 99.1

Exhibit 99.2

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                              THE FINX GROUP, INC.,

                   EACH OF THE SHAREHOLDERS OF BIZCHASE, INC.,

                                 BIZCHASE, INC.,

                                       AND

                                THOMAS BANKS LTD.

                         Dated: As of September 30, 2002




Exhibit 99.2

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT, dated as of September 30, 2002 (the "Agreement"), among Thomas Banks Ltd., a Cayman corporation with an office at #4-2443 Barrio Don Bosco, San Jose, Costa Rica (the "Purchaser"), Bizchase, Inc., a corporation organized under the laws of the State of Delaware with an office at 249 Saw Mill River Road, Elmsford, New York 10523, (the "Company"), and The Finx Group, Inc., a corporation organized under the laws of the State of Delaware, with an office at 249 Saw Mill River Road, Elmsford, New York 10523 and those individuals and entities whose names appear on the signature page hereof in their capacity as holders of 100% of the outstanding common stock of the Company (collectively referred to as the "Sellers").

         WITNESSETH:
--------------------

                  The Sellers collectively hold 100% the Company's shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), and 100% of the Company's preferred stock, of the Company, a corporation organized under the laws of the State of Delaware;

                  The Purchaser desires to acquire from the Sellers, and the Sellers collectively desire to sell to the Purchaser, for the consideration hereinafter provided, the Shares; and

                  Certain terms used in this Agreement are defined in Section
9.2 of this Agreement.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:




Exhibit 99.2

   1.   Sale and Purchase of Shares; the Closing.

        1.1. Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, on the Closing Date, the Sellers shall sell, assign and convey to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Sellers, all of the Shares of such Sellers. At the Closing, the Sellers shall deliver one or more stock certificates representing the Shares of the Sellers duly endorsed for transfer to the Purchaser.

        1.2. The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the parties to the transaction upon execution of this Agreement on September 30, 2002 or at such other time and date as the parties hereto mutually agree (the "Closing Date").

   2.   Consideration.

        2.1. Consideration. The consideration for the Shares shall be as follows:

             2.1.1.  One Dollar ($1).

             2.1.2.  The cancellation of indebtedness owed by the Company or its subsidiary to the Sellers and the Sellers' affiliates and or subsidiaries.

   3. Representations and Warranties of the Sellers. The Sellers hereby represent and warrant to the Purchaser, that to the best of their knowledge:

        3.1.  Organization and Good Standing.

             3.1.1.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted and as it is proposed to be conducted.

             3.1.2.  The minute books of the Company contain accurate records of all meetings and all other material corporate action of the Company's board of directors (including any committees thereof) and its stockholders since the date of the Company's incorporation.

        3.2. Authorization of Agreement. The Sellers have all requisite capacity, power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by such Sellers in connection with the consummation of the transactions contemplated by this Agreement (this Agreement and the other agreements, documents, instruments or


Exhibit 99.2
             certificates delivered pursuant to this Agreement are hereinafter referred to as the "Transaction Documents"), and to perform fully its obligations hereunder and thereunder. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Sellers), duly and validly authorized, executed and delivered by the Sellers and this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Sellers), legal, valid and binding obligations of the Sellers, enforceable against the Sellers in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        3.3. Subsidiaries. The Company has no subsidiaries and does not own any other capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity or have any agreement to acquire any such capital stock or other proprietary interest except for the following:

             3.3.1.  The Company owns 19% of Shopclue.com, Inc's. common stock and such ownership is deemed transferred to Purchaser by Sellers upon execution of this Agreement.

        3.4. No Conflicts; Consents of Third Parties. The execution and delivery by the Sellers of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Sellers with any of the provisions hereof or thereof does not and will not (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract, Permit or Order to which the Company is a party or by which the Company or the properties or assets of the Seller are bound; (iii) constitute a violation of any Law applicable to the Company; or (iv) result in the creation of any Lien upon the properties or assets of the Company or the Sellers.

        3.5.  Capitalization.

             3.5.1.  The authorized capital stock of the Company consists of
                  1,000 shares of Common Stock and 1,500 shares of preferred stock. As of the date hereof, 1,000 shares of Common Stock are issued and outstanding, all of which are owned of record and beneficially by the Sellers and constitute the Shares. As of the date hereof, there are 100 shares of Company preferred stock issued and outstanding, all of which are owned of record and beneficially by the Sellers. There is no existing option, warrant, call, right, commitment or other agreement of any character to which the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or


Exhibit 99.2
                  transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company. Neither the Company nor the Sellers is a party to any voting trust or other voting agreement with respect to any shares of capital stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of capital stock of the Company

             3.5.2.  The Shares purchased by the Purchaser will, at the Closing, constitute 100% all of the issued and outstanding capital stock of the Company on a fully diluted basis.

        3.6. Financial Statements. Set forth on Schedule 3.6 of the Disclosure Schedules are (i) copies of the Company's unaudited balance sheets as of June 30, 2002 and December 31, 2001 and the related unaudited statements of income and of cash flows for the three and six month periods ended June 30, 2002 and 2001, (the "Unaudited Financial Statements"). The Unaudited Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has a history of net losses and has a working capital deficiency. The Unaudited Financial Statements do not include any adjustments that would result should the Company be unable to continue as a going concern.

        3.7. There have not been any amendments or changes in the certificate of incorporation or the by-laws of the Company.

        3.8. The Company has caused to be done all things materially necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its business.

   4. Representations and Warranties of the Purchaser. The Purchaser hereby, jointly and severally, represent and warrant to the Sellers that:

        4.1. Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing. The Purchaser has full corporate power and authority to own, lease and operate their properties and to carry on their business as it is now conducted and as it is proposed to be conducted.

        4.2. Authorization of Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby, and to perform fully their obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents to be executed by the Purchaser have been duly authorized by all necessary action on behalf of the Purchaser.


Exhibit 99.2

             This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Purchaser), duly and validly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Purchaser), legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        4.3. No Conflicts; Consents of Third Parties. The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to be executed by the Purchaser, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Purchaser with any of the provisions hereof or thereof does not and will not (a) conflict with, or result in the breach of, the certificate of incorporation or by-laws of the Purchaser, (b) conflict with, violate, result in the breach of, or constitute a default under any Contract or Order to which the Purchaser is a party or by which the Purchaser or their properties or assets are bound or (c) constitute a violation by the Purchaser of any Law applicable to the Purchaser. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the other Transaction Documents to be executed by the Purchaser or the compliance by the Purchaser with any of the provisions hereof or thereof which has not been made or obtained.

        4.4. Litigation. There are no Legal Proceedings against the Purchaser pending or, to the best knowledge of the Purchaser, threatened that question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken by the Purchaser in connection with the consummation of the transactions contemplated hereby or thereby. There is no action, suit, investigation or proceeding (or, to the knowledge of the Purchaser, any basis therefor) pending against, or to the knowledge of the Purchaser threatened, against or affecting the Purchaser, any of their Subsidiaries or any of their properties before any court or arbitrator or any governmental body, agency or official that if adversely determined against the Purchaser, would result in a Material Adverse Change to the Purchaser.

        4.5. No Misrepresentation. No representation or warranty of the Purchaser contained in this Agreement (including the Disclosure Schedules hereto) or in any other Transaction Document furnished to the Seller pursuant to the terms hereof contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Purchaser does not know of any facts which have caused or in the future are reasonably likely to cause a Material Adverse Change which has not been disclosed herein or in a Disclosure


Exhibit 99.2

             Schedule hereto. The representations and warranties contained in this Section 4.11 or elsewhere in this Agreement or in any other Transaction Document shall not be affected or deemed waived by reason of the fact that any Seller and/or any Representative of any Sellers knows or should have known that any such representation or warranty is or might be inaccurate in any respect.

   5.   Additional Representations, Warranties and Covenants.

        5.1. Title and Investment Representations. The Sellers represents and warrants to, and covenants and agrees with the Purchaser that, it has good and marketable title to the Shares of the Sellers, free and clear of all Liens of any kind or nature whatsoever and that at the Closing, the Purchaser will obtain good and marketable title to such Shares, free and clear as aforesaid.

        5.2. Information Representations. The Sellers represents and warrants that (i) such Sellers, and his Representatives as deemed necessary by such Sellers (including such Sellers' professional, tax and other advisors), have carefully reviewed the materials (the "Materials") furnished by the Purchaser to such Sellers in connection with the transactions contemplated by this Agreement and
             (ii) such Sellers, and such Seller's Representatives, have been granted the opportunity to ask questions of, and receive answers from, Representatives of the Purchaser concerning the Purchaser and to obtain any additional information that such Sellers deemed necessary to verify the accuracy of the information contained herein.

        5.3. Advise of Changes. During the period from the date of this Agreement until the earlier of the Closing Date, the Company will promptly advise the Purchaser in writing of the following, to the extent it has knowledge of the same: (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Sellers contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate, (b) of any Material Adverse Change, and (c) of any breach by the Sellers of any covenant or agreement contained in any Transaction Document.

        5.4. Maintenance of Business. From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Sellers shall cause the Company to:

             5.4.1.  cause to be done all things necessary to maintain, preserve and renew its (i) corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses and (ii) relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof;

             5.4.2.  comply in all material respects with all applicable Laws;
                  and


Exhibit 99.2

             5.4.3.  maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied.

        5.5. Conduct of Business. During the period from the date of this Agreement until the Closing Date, the Company will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not (except to the extent, but only to the extent, deemed necessary by the officers and directors of the Company in fulfilling their fiduciary duties), without the prior written consent of the Purchaser,:

             5.5.1.  (i) declare, set aside or authorize the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or repurchase, redeem or acquire any of the outstanding shares of any class of capital stock or
                  (ii) pay or otherwise distribute any other amounts or assets to the Sellers, whether as compensation or otherwise;

             5.5.2.  split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of any class of its capital stock;

             5.5.3.  (i) award or pay any bonuses to employees of the Company,
                  (ii) enter into or modify or amend any employment, deferred compensation, severance or similar agreement, (iii) increase or agree to increase the compensation payable or to become payable by it to any of the Company's directors, officers, employees, agents or Representatives or (iv) increase or agree to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or Representatives;

             5.5.4.  change accounting principles, methods or policies;

             5.5.5.  enter into any Contract requiring payments in excess of
                  $5,000, or conduct its business other than in the ordinary course of business consistent with past practice;

             5.5.6.  (i) incur or repay any Indebtedness, (ii) make any loans, advances or capital contributions to any other Person or (iii) assume, guarantee, endorse or otherwise become liable for the obligations of any other Person.

             5.5.7.  fail to maintain and keep its properties in good repair, working order and condition, normal wear and tear excepted;


Exhibit 99.2

             5.5.8.  fail to comply with all other obligations which it incurred pursuant to any Contract or promptly pay or discharge any current liabilities, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

             5.5.9.  mortgage, pledge or subject to any Lien any of its assets, or acquire any assets or sell, assign, transfer, convey, lease or otherwise dispose of any assets of the Company (other than the sale of inventory in the ordinary course of business consistent with past practice);

             5.5.10. discharge or satisfy any Lien, or pay any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Company;

             5.5.11. transfer or grant any rights under any concessions, leases, licenses, agreements or Intellectual Property used by the Company in its business;

             5.5.12. make or commit to make any capital expenditures or capital additions or betterments;

             5.5.13. institute or settle any Legal Proceeding;

             5.5.14. amend its certificate of incorporation or by-laws;

             5.5.15. issue, sell or transfer any shares of its capital stock of any class or any other of its securities, or issue or create any options, warrants, calls, rights, commitments, subscriptions, convertible securities or other agreements of any character requiring the Company to issue, sell or transfer any shares of capital stock, or accelerate the vesting of any outstanding security;

             5.5.16. merge, consolidate or reorganize with, or acquire, any entity;

             5.5.17. agree to any audit assessment by any Tax authority or fail to pay and discharge when payable all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid would by law become a Lien upon any of its property;

             5.5.18. change any insurance coverage, issue any certificates of insurance or fail to continue in force with nationally recognized insurance companies adequate insurance covering risks of such types and in such amounts as are customary for Persons engaged in similar lines of business;


Exhibit 99.2

             5.5.19. enter into any transaction with, or become party to any
                  Contract with, any officer, director, or Affiliate (or any relative of any of them) of the Company; or

             5.5.20. agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this
                  Section 5.5.

        5.6. Regulatory Approvals. The Sellers will, and will cause the Company to, promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body which may be reasonably required, or which the Purchaser may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Sellers will use its, and will cause the Company to use its, best efforts to promptly obtain all such authorizations, approvals and consents.

        5.7. Necessary Consents. During the period from the date of this Agreement until the Closing Date, the Sellers will use its, and will cause the Company to use its, best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents and to allow the Purchaser to carry on the Company's business after the Closing Date.

        5.8. Access to Information. During the period from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Sellers will, and shall cause the Company to, (i) allow the Purchaser and its Representatives reasonable access to the files, books, records, personnel and offices of the Company, including, without limitation, any and all information relating to the Company's Taxes, commitments, Contracts, and real, personal and intangible property and financial condition, (ii) furnish promptly to the Purchaser all information concerning the Company's business, properties and personnel as the Purchaser may reasonably request, and (iii) make available to the Purchaser the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Company's business, properties and personnel as the Purchaser may reasonably request. The Sellers will cause the Company's accountants to cooperate with the Purchaser and its Representatives in making available to the Purchaser all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all Tax returns and financial statements prepared, reviewed or audited by such accountants.

        5.9. Satisfaction of Conditions Precedent. During the period from the date of this Agreement until the Closing Date, the Sellers will use its, and will cause the Company to use its, best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.


Exhibit 99.2

        5.10. Directors and Officers of the Company. As of the Closing Date, all officer and directors of the Company shall resign and shall be replaced by the Purchaser's nominees.

   6.   Covenants of the Purchaser.

        6.1. Advise of Changes. During the period from the date of this Agreement until the Closing Date, the Purchaser will promptly advise the Sellers in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Purchaser, as the case may be, contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate in any material respect, and
             (b) of any breach by the Purchaser of any covenant or agreement contained in this Agreement.

        6.2. Regulatory Approvals. The Purchaser will promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body, or which the Sellers may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Purchaser will use their best efforts to promptly obtain all such authorizations, approvals and consents.

        6.3. Necessary Consents. During the term of this Agreement, the Purchaser will use their best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents.

        6.4. Satisfaction of Conditions Precedent. During the term of this Agreement, the Purchaser will use their best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

   7.   Conditions.

        7.1. Conditions Precedent to Each Party's Obligations. The respective obligations of each party hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by all of the parties to this Agreement):

             7.1.1.  Compliance with Law. There shall be no Law enacted, entered, enforced or deemed applicable to the transactions contemplated hereby or by the other Transaction Documents which would prohibit or render illegal the transactions contemplated hereby or thereby.

             7.1.2.  No Legal Proceedings or Orders. There shall not have been instituted, pending or threatened any Legal Proceeding by or before any Governmental Body, nor shall there be in effect any Order issued by any Governmental Body, or threat of any Order, that (i) prevents or seeks to prevent, or (ii) questions the validity of this


Exhibit 99.2

                  Agreement or the other Transaction Documents or any action taken or to be taken in connection with the consummation of the transactions contemplated hereby or thereby.

        7.2. Conditions Precedent to Obligations of the Sellers. The obligations of each of the Sellers hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Sellers):

             7.2.1.  Accuracy of Representations and Warranties. The
                  representations and warranties of the Purchaser set forth in
                  Section 4 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Sellers shall receive a certificate to such effect signed by an officer of the Purchaser.

             7.2.2.  Covenants. The Purchaser shall have performed and complied in all material respects with all of its covenants required to be performed by them under this Agreement on or before the Closing Date.

        7.3.  Conditions Precedent To Obligations of the Purchaser.

             7.3.1.  The obligations of the Purchaser hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Purchaser):

             7.3.2.  Accuracy of Representations and Warranties. The
                  representations and warranties of each of the Sellers set forth in Section 3 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Purchaser shall receive a certificate to such effect signed by each of the Sellers.

             7.3.3.  Covenants. Each of the Purchasers shall have performed and complied in all material respects with all of the covenants required to be performed by such Sellers under this Agreement on or before the Closing Date.

             7.3.4.  Documents. The Purchaser shall have received all written consents, assignments, waivers, authorizations or other certificates reasonably requested of the Company in writing to provide for the continuation in full force and effect of any and all material Contracts of the Company and for each of the Sellers to consummate the transactions contemplated hereby and by the other Transaction Documents.

             7.3.5.  Government Consents. There shall have been obtained on or before the Closing Date such material Permits and there shall have been taken such other action, as may be required to consummate the transactions contemplated hereby and by the other Transaction Documents by any Government Body having jurisdiction over the


Exhibit 99.2
                  parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.

             7.3.6.  Satisfactory Completion of Due Diligence. The Purchaser
                  shall have (i) received all due diligence materials requested by the Purchaser from the Company and the Sellers and shall be satisfied in their sole discretion with the results of their review and analysis of such materials, and (ii) conducted interviews with such members of the Company's management or such other personnel as the Purchaser shall have requested and shall be satisfied in their sole discretion with the results of such interviews.

   8.   Further Agreements of the Parties.

        8.1. Indemnity. The Sellers and, until the Closing, the Company, agrees to indemnify, defend and hold harmless the Purchaser (and each officer, director, shareholder, affiliate, agent and permitted assign thereof) from and against any and all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties, and attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Company or of the Sellers contained in this Agreement or the other Transaction Documents.

        8.2. The Purchaser agrees to indemnify, defend and hold harmless the Company (and each officer, director, shareholder, affiliate, agent and permitted assign thereof)and the Sellers from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Purchaser contained in this Agreement or the other Transaction Documents.

        8.3. The indemnification provided for in Section 10 shall be an exclusive remedy for the parties, and the other individuals and entities entitled to indemnification thereby.

   9.   Miscellaneous.

        9.1. Survival of Representations and Warranties. The representations and warranties of the Sellers contained in this Agreement shall survive the Closing for the benefit of the Purchaser until one year following the Closing Date. The representations and warranties of the Purchaser shall survive the Closing for the benefit of the Sellers until one year following the Closing Date.

        9.2.  Certain Definitions.

                  "Closing" shall have the meaning set forth in Section 1 hereof.

                  "Closing Date" shall have the meaning set forth in Section 1 hereof.


Exhibit 99.2

                  "Common Stock" means shares of the Company's Common Stock, par value $.01 per share.

                  "Confidential Information" shall mean confidential records and information, including, but not limited to, development, marketing, purchasing, organizational, strategic, financial, managerial, administrative, manufacturing, production, distribution and sales information, distribution methods, data, specifications and processes presently owned or at any time hereafter developed by a Person or its agents or consultants or used presently or at any time hereafter in the course of the business of such Person, that are not otherwise part of the public domain.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy. commitment or other arrangement or agreement, whether written or oral.

                  "Environmental Claim" means any accusation, allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Body or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon the violation, or alleged violation, of any Environmental Laws, Orders or Permits of or from any Governmental Body relating to environmental matters connected with the Facilities.

                  "Environmental Law" means any Law concerning the environment, or activities that might threaten or result in damage to the environment or human health, or any Law that is concerned in whole or in part with the environment and with protecting or improving the quality of the environment and human and employee health and safety.

                  "Environmental Matters" means any matter arising out of or relating to human and employee health and safety or the environment which could give rise to liability or require the expenditure of money to address.

                  "Facilities" means real property, leased or operated by the Company.

                  "Governmental Body" means any governmental or regulatory body, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, including any bank overdraft or other similar extension of credit, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and


Exhibit 99.2
other current liabilities incurred in the ordinary course of business which are not more than 30 days past due), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse), (vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a multiemployer plan" as such terms are defined under ERISA.

                   "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Legal Proceeding" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Material Adverse Change" means any material adverse change in the business, properties, results of operations, prospects or condition (financial or otherwise) of the relevant party; provided, however, that notwithstanding any other provision of this Agreement, none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change:(a) any failure by the relevant party to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement; (b) any adverse change, effect, event, occurrence, state of facts or development to the extent attributable to the announcement or pendency of the transaction documented by this Agreement (including any cancellations of or delays in customer orders, any reduction in sales, any disruption in supplier, distributor, partner or similar relationships or any loss of employees); (c) any adverse change, effect, event, occurrence, state of facts or development attributable to conditions affecting the industries in which the relevant party participates, the U.S. economy as a whole or foreign economies in any locations where the relevant party or any of its subsidiaries has material operation or sales; (d) any adverse change, effect, event, occurrence, state of facts or development attributable or relating to (i) out-of-pocket fees and expenses (including legal, accounting, and other fees and expenses) incurred in connection with the transactions contemplated by this Agreement, or (ii) the payment of any amounts due to, or the provision of any other benefits (including benefits relating to acceleration of stock options) to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date of this Agreement, (if any adverse change, effect, event, occurrence, state of facts or development resulting from or relating to compliance with the terms of, or the taking of any action required by, this


Exhibit 99.2

Agreement); (e) any adverse change, effect, event, occurrence, state of facts or development arising from or relating to any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof; or (f) any adverse change, effect, event, occurrence, state of facts or development arising from or relation to actions required to be taken under applicable laws, rules, regulations, contracts or agreements.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permits" means any approvals, authorizations, registrations, consents, licenses, permits or certificates by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

                  "Representatives" of a Person means its officers, employees, agents, legal advisors and accountants.

                  "Shares" means the Common Stock to be purchased hereunder.

        9.3. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the transaction is consummated.

        9.4. Further Assurances. The Sellers and the Purchaser agree to execute and deliver, at the requesting party's expense, such other reasonable documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby or by the other Transaction Documents.

        9.5. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

             9.5.1.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.


Exhibit 99.2

             9.5.2.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
                  WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

             9.5.3.  Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding, by the mailing of a copy thereof in accordance with the provisions of Section 11.9.

        9.6. Entire Agreement; Amendments and Waivers. This Agreement (including any schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any


Exhibit 99.2
             representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        9.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to the principles of conflict of laws thereunder.

        9.8. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

        9.9. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to Purchaser to:
                  ------------------

                  Thomas Banks Ltd.
                  Attn: Chester Rothrock
                  #4-2443 Barrio Don Bosco
                  San Jose, Costa Rica

                  If to the Company or Sellers to:
                  -------------------------------

                  The Finx Group, Inc.
                  Attn: Lewis S. Schiller
                  249 Saw Mill River Road
                  Elmsford, NY  10523
                  (914) 592-6014 (facsimile)


Exhibit 99.2

Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.

        9.10. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as specifically provided herein. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Sellers (by operation of law or otherwise) without the prior written consent of the Purchaser and any attempted assignment without such required consent shall be void.

        9.11. Confidential Information. All Confidential Information with respect to any party hereto is considered secret and will be disclosed in confidence. Each party hereto acknowledges that, it may have access to and become acquainted with Confidential Information of another party. Each party hereto agrees that it will not prior to the Closing Date (or in the event of the termination of this Agreement in accordance with its terms) and at all times thereafter, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Information. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to or containing Confidential Information, which any party has prepared or shall in the future prepare, shall be and remain the sole and exclusive property of such party and shall be included in the Confidential Information. Upon termination of this Agreement in accordance with its terms, the parties shall promptly deliver any and all of the Confidential Information and copies thereof of any other party, not previously delivered to such party, that may be in its possession or under its control. The foregoing restrictions shall not apply to the use, divulgence, disclosure or grant of access to Confidential Information to the extent, but only to the extent, (i) expressly permitted or required pursuant to any other written agreement between the parties, (ii) such Confidential Information has been publicly disclosed (not due to a breach by any party of its obligations hereunder, or by breach of any other Person, of a fiduciary or confidential obligation to a party) or (iii) a party is required to disclose Confidential Information by or to any court of competent jurisdiction or any other Governmental Body; provided, however, that the party required to disclose such Confidential Information shall, prior to any such disclosure, immediately notify the party which owns the Confidential Information of such requirement and provided further, that such party shall have the right, at its expense, to object to such disclosures and to seek confidential


Exhibit 99.2
             treatment of any Confidential Information to be so disclosed on such terms as it shall determine.

        9.12. Public Announcement. The parties shall cooperate with respect to any public announcement relating to the transactions contemplated hereby or by the other Transaction Documents; and neither party will issue any public statement announcing such transaction without the prior consent of the others, except as such party in good faith (based upon advice of counsel) believes is required by law and following notice to the other party.

        9.13. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




Exhibit 99.2

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ATTEST:                                 THE FINX GROUP, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  BIZCHASE, Inc.


________________________            By: __________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  LEWIS S. SCHILLER


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  GRAZYNA B. WNUK


________________________            By: ___________________________
SIGNATURE                               GRAZYNA B. WNUK

------------------------
PRINT NAME


Exhibit 99.2

.........................................................................
ATTEST                                  CAROL SCHILLER


________________________            By: ___________________________
SIGNATURE                               CAROL SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  BLAKE SCHILLER


________________________            By: ___________________________
SIGNATURE                               BLAKE SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  DOUGLAS SCHILLER


________________________            By: ___________________________
SIGNATURE                               DOUGLAS SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  LINDA SCHILLER IGLES


________________________            By: ___________________________
SIGNATURE                               LINDA SCHILLER IGLES

------------------------
PRINT NAME


Exhibit 99.2

.........................................................................
ATTEST:                                 THOMAS BANKS LTD.


________________________            By: ___________________________
SIGNATURE                               CHESTER ROTHROCK
                                        MANAGING DIRECTOR

------------------------
PRINT NAME




Exhibit 99.2

Exhibit 99.3

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                              THE FINX GROUP, INC.,

               EACH OF THE SHAREHOLDERS OF STARNET365.COM,, INC.,

                              STARNET365.COM, INC.,

                                       AND

                                THOMAS BANKS LTD.

                         Dated: As of September 30, 2002




Exhibit 99.3

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT, dated as of September 30, 2002 (the "Agreement"), among Thomas Banks Ltd., a Cayman corporation with an office at #4-2443 Barrio Don Bosco, San Jose, Costa Rica (the "Purchaser"), Starnet365.com, Inc., a corporation organized under the laws of the State of Delaware with an office at 249 Saw Mill River Road, Elmsford, New York 10523, (the "Company"), and The Finx Group, Inc., a corporation organized under the laws of the State of Delaware, with an office at 249 Saw Mill River Road, Elmsford, New York 10523 and those individuals and entities whose names appear on the signature page hereof in their capacity as holders of 98.05% of the outstanding common stock of the Company (collectively referred to as the "Sellers").

         WITNESSETH:
--------------------

                  The Sellers collectively hold 98.05% the Company's shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), and 100% of the Company's preferred stock, of the Company, a corporation organized under the laws of the State of Delaware;

                  The Purchaser desires to acquire from the Sellers, and the Sellers collectively desire to sell to the Purchaser, for the consideration hereinafter provided, the Shares; and

                  Certain terms used in this Agreement are defined in Section
9.2 of this Agreement.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:




Exhibit 99.3

   1.   Sale and Purchase of Shares; the Closing.

        1.1. Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, on the Closing Date, the Sellers shall sell, assign and convey to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Sellers, all of the Shares of such Sellers. At the Closing, the Sellers shall deliver one or more stock certificates representing the Shares of the Sellers duly endorsed for transfer to the Purchaser.

        1.2. The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the parties to the transaction upon execution of this Agreement on September 30, 2002 or at such other time and date as the parties hereto mutually agree (the "Closing Date").

   2.   Consideration.

        2.1. Consideration. The consideration for the Shares shall be as follows:

             2.1.1.  One Dollar ($1).

             2.1.2.  The cancellation of indebtedness owed by the Company or its subsidiary to the Sellers and the Sellers' affiliates and or subsidiaries.

   3. Representations and Warranties of the Sellers. The Sellers hereby represent and warrant to the Purchaser, that to the best of their knowledge:

        3.1.  Organization and Good Standing.

             3.1.1.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted and as it is proposed to be conducted.

             3.1.2.  The minute books of the Company contain accurate records of all meetings and all other material corporate action of the Company's board of directors (including any committees thereof) and its stockholders since the date of the Company's incorporation.

        3.2. Authorization of Agreement. The Sellers have all requisite capacity, power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by such Sellers in connection with the consummation of the transactions contemplated by this Agreement (this Agreement and the other agreements, documents, instruments or


Exhibit 99.3
             certificates delivered pursuant to this Agreement are hereinafter referred to as the "Transaction Documents"), and to perform fully its obligations hereunder and thereunder. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Sellers), duly and validly authorized, executed and delivered by the Sellers and this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Sellers), legal, valid and binding obligations of the Sellers, enforceable against the Sellers in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        3.3. Subsidiaries. The Company has no subsidiaries and does not own any other capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity or have any agreement to acquire any such capital stock or other proprietary interest except for the following:

             3.3.1.  None.

        3.4. No Conflicts; Consents of Third Parties. The execution and delivery by the Sellers of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Sellers with any of the provisions hereof or thereof does not and will not (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract, Permit or Order to which the Company is a party or by which the Company or the properties or assets of the Seller are bound; (iii) constitute a violation of any Law applicable to the Company; or (iv) result in the creation of any Lien upon the properties or assets of the Company or the Sellers.

        3.5.  Capitalization.

             3.5.1.  The authorized capital stock of the Company consists of
                  100,000,000 shares of Common Stock and 1,500 shares of preferred stock. As of the date hereof, 17,030,000 shares of Common Stock are issued and outstanding, 98.05% of which are owned of record and beneficially by the Sellers and constitute the Shares. As of the date hereof, there are 100 shares of Company preferred stock issued and outstanding, all of which are owned of record and beneficially by the Sellers. There is no existing option, warrant, call, right, commitment or other agreement of any character to which the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or



Exhibit 99.3
                  evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company. Neither the Company nor the Sellers is a party to any voting trust or other voting agreement with respect to any shares of capital stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of capital stock of the Company

             3.5.2.  The Shares purchased by the Purchaser will, at the Closing, constitute 98.05% all of the issued and outstanding capital stock of the Company on a fully diluted basis.

        3.6. Financial Statements. Set forth on Schedule 3.6 of the Disclosure Schedules are (i) copies of the Company's unaudited balance sheets as of June 30, 2002 and December 31, 2001 and the related unaudited statements of income and of cash flows for the three and six month periods ended June 30, 2002 and 2001, (the "Unaudited Financial Statements"). The Unaudited Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has a history of net losses and has a working capital deficiency. The Unaudited Financial Statements do not include any adjustments that would result should the Company be unable to continue as a going concern.

        3.7. There have not been any amendments or changes in the certificate of incorporation or the by-laws of the Company.

        3.8. The Company has caused to be done all things materially necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its business.

   4. Representations and Warranties of the Purchaser. The Purchaser hereby, jointly and severally, represent and warrant to the Sellers that:

        4.1. Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing. The Purchaser has full corporate power and authority to own, lease and operate their properties and to carry on their business as it is now conducted and as it is proposed to be conducted.

        4.2. Authorization of Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby, and to perform fully their obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents to be executed by the Purchaser have been duly authorized by all necessary action on behalf of the Purchaser. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Purchaser), duly and validly executed and delivered by the


Exhibit 99.3

             Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Purchaser), legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        4.3. No Conflicts; Consents of Third Parties. The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to be executed by the Purchaser, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Purchaser with any of the provisions hereof or thereof does not and will not (a) conflict with, or result in the breach of, the certificate of incorporation or by-laws of the Purchaser, (b) conflict with, violate, result in the breach of, or constitute a default under any Contract or Order to which the Purchaser is a party or by which the Purchaser or their properties or assets are bound or (c) constitute a violation by the Purchaser of any Law applicable to the Purchaser. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the other Transaction Documents to be executed by the Purchaser or the compliance by the Purchaser with any of the provisions hereof or thereof which has not been made or obtained.

        4.4. Litigation. There are no Legal Proceedings against the Purchaser pending or, to the best knowledge of the Purchaser, threatened that question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken by the Purchaser in connection with the consummation of the transactions contemplated hereby or thereby. There is no action, suit, investigation or proceeding (or, to the knowledge of the Purchaser, any basis therefor) pending against, or to the knowledge of the Purchaser threatened, against or affecting the Purchaser, any of their Subsidiaries or any of their properties before any court or arbitrator or any governmental body, agency or official that if adversely determined against the Purchaser, would result in a Material Adverse Change to the Purchaser.

        4.5. No Misrepresentation. No representation or warranty of the Purchaser contained in this Agreement (including the Disclosure Schedules hereto) or in any other Transaction Document furnished to the Seller pursuant to the terms hereof contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Purchaser does not know of any facts which have caused or in the future are reasonably likely to cause a Material Adverse Change which has not been disclosed herein or in a Disclosure Schedule hereto. The representations and warranties contained in this Section 4.11 or elsewhere in this Agreement or in any other Transaction Document shall not be affected


Exhibit 99.3
             or deemed waived by reason of the fact that any Seller and/or any Representative of any Sellers knows or should have known that any such representation or warranty is or might be inaccurate in any respect.

   5.   Additional Representations, Warranties and Covenants.

        5.1. Title and Investment Representations. The Sellers represents and warrants to, and covenants and agrees with the Purchaser that, it has good and marketable title to the Shares of the Sellers, free and clear of all Liens of any kind or nature whatsoever and that at the Closing, the Purchaser will obtain good and marketable title to such Shares, free and clear as aforesaid.

        5.2. Information Representations. The Sellers represents and warrants that (i) such Sellers, and his Representatives as deemed necessary by such Sellers (including such Sellers' professional, tax and other advisors), have carefully reviewed the materials (the "Materials") furnished by the Purchaser to such Sellers in connection with the transactions contemplated by this Agreement and
             (ii) such Sellers, and such Seller's Representatives, have been granted the opportunity to ask questions of, and receive answers from, Representatives of the Purchaser concerning the Purchaser and to obtain any additional information that such Sellers deemed necessary to verify the accuracy of the information contained herein.

        5.3. Advise of Changes. During the period from the date of this Agreement until the earlier of the Closing Date, the Company will promptly advise the Purchaser in writing of the following, to the extent it has knowledge of the same: (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Sellers contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate, (b) of any Material Adverse Change, and (c) of any breach by the Sellers of any covenant or agreement contained in any Transaction Document.

        5.4. Maintenance of Business. From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Sellers shall cause the Company to:

             5.4.1.  cause to be done all things necessary to maintain, preserve and renew its (i) corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses and (ii) relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof;

             5.4.2.  comply in all material respects with all applicable Laws;
                  and

             5.4.3.  maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its


Exhibit 99.3
                  financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied.

        5.5. Conduct of Business. During the period from the date of this Agreement until the Closing Date, the Company will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not (except to the extent, but only to the extent, deemed necessary by the officers and directors of the Company in fulfilling their fiduciary duties), without the prior written consent of the Purchaser,:

             5.5.1.  (i) declare, set aside or authorize the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or repurchase, redeem or acquire any of the outstanding shares of any class of capital stock or
                  (ii) pay or otherwise distribute any other amounts or assets to the Sellers, whether as compensation or otherwise;

             5.5.2.  split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of any class of its capital stock;

             5.5.3.  (i) award or pay any bonuses to employees of the Company,
                  (ii) enter into or modify or amend any employment, deferred compensation, severance or similar agreement, (iii) increase or agree to increase the compensation payable or to become payable by it to any of the Company's directors, officers, employees, agents or Representatives or (iv) increase or agree to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or Representatives;

             5.5.4.  change accounting principles, methods or policies;

             5.5.5.  enter into any Contract requiring payments in excess of
                  $5,000, or conduct its business other than in the ordinary course of business consistent with past practice;

             5.5.6.  (i) incur or repay any Indebtedness, (ii) make any loans, advances or capital contributions to any other Person or (iii) assume, guarantee, endorse or otherwise become liable for the obligations of any other Person.

             5.5.7.  fail to maintain and keep its properties in good repair, working order and condition, normal wear and tear excepted;

             5.5.8.  fail to comply with all other obligations which it incurred pursuant to any Contract or promptly pay or discharge any current liabilities, as such obligations become due, unless and to the extent that the same are being contested in good faith


Exhibit 99.3
                  and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

             5.5.9.  mortgage, pledge or subject to any Lien any of its assets, or acquire any assets or sell, assign, transfer, convey, lease or otherwise dispose of any assets of the Company (other than the sale of inventory in the ordinary course of business consistent with past practice);

             5.5.10. discharge or satisfy any Lien, or pay any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Company;

             5.5.11. transfer or grant any rights under any concessions, leases, licenses, agreements or Intellectual Property used by the Company in its business;

             5.5.12. make or commit to make any capital expenditures or capital additions or betterments;

             5.5.13. institute or settle any Legal Proceeding;

             5.5.14. amend its certificate of incorporation or by-laws;

             5.5.15. issue, sell or transfer any shares of its capital stock of any class or any other of its securities, or issue or create any options, warrants, calls, rights, commitments, subscriptions, convertible securities or other agreements of any character requiring the Company to issue, sell or transfer any shares of capital stock, or accelerate the vesting of any outstanding security;

             5.5.16. merge, consolidate or reorganize with, or acquire, any entity;

             5.5.17. agree to any audit assessment by any Tax authority or fail to pay and discharge when payable all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid would by law become a Lien upon any of its property;

             5.5.18. change any insurance coverage, issue any certificates of insurance or fail to continue in force with nationally recognized insurance companies adequate insurance covering risks of such types and in such amounts as are customary for Persons engaged in similar lines of business;

             5.5.19. enter into any transaction with, or become party to any
                  Contract with, any officer, director, or Affiliate (or any relative of any of them) of the Company; or


Exhibit 99.3

             5.5.20. agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this
                  Section 5.5.

        5.6. Regulatory Approvals. The Sellers will, and will cause the Company to, promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body which may be reasonably required, or which the Purchaser may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Sellers will use its, and will cause the Company to use its, best efforts to promptly obtain all such authorizations, approvals and consents.

        5.7. Necessary Consents. During the period from the date of this Agreement until the Closing Date, the Sellers will use its, and will cause the Company to use its, best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents and to allow the Purchaser to carry on the Company's business after the Closing Date.

        5.8. Access to Information. During the period from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Sellers will, and shall cause the Company to, (i) allow the Purchaser and its Representatives reasonable access to the files, books, records, personnel and offices of the Company, including, without limitation, any and all information relating to the Company's Taxes, commitments, Contracts, and real, personal and intangible property and financial condition, (ii) furnish promptly to the Purchaser all information concerning the Company's business, properties and personnel as the Purchaser may reasonably request, and (iii) make available to the Purchaser the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Company's business, properties and personnel as the Purchaser may reasonably request. The Sellers will cause the Company's accountants to cooperate with the Purchaser and its Representatives in making available to the Purchaser all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all Tax returns and financial statements prepared, reviewed or audited by such accountants.

        5.9. Satisfaction of Conditions Precedent. During the period from the date of this Agreement until the Closing Date, the Sellers will use its, and will cause the Company to use its, best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

        5.10. Directors and Officers of the Company. As of the Closing Date, all officer and directors of the Company shall resign and shall be replaced by the Purchaser's nominees.


Exhibit 99.3

   6.   Covenants of the Purchaser.

        6.1. Advise of Changes. During the period from the date of this Agreement until the Closing Date, the Purchaser will promptly advise the Sellers in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Purchaser, as the case may be, contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate in any material respect, and
             (b) of any breach by the Purchaser of any covenant or agreement contained in this Agreement.

        6.2. Regulatory Approvals. The Purchaser will promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body, or which the Sellers may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Purchaser will use their best efforts to promptly obtain all such authorizations, approvals and consents.

        6.3. Necessary Consents. During the term of this Agreement, the Purchaser will use their best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents.

        6.4. Satisfaction of Conditions Precedent. During the term of this Agreement, the Purchaser will use their best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

   7.   Conditions.

        7.1. Conditions Precedent to Each Party's Obligations. The respective obligations of each party hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by all of the parties to this Agreement):

             7.1.1.  Compliance with Law. There shall be no Law enacted, entered, enforced or deemed applicable to the transactions contemplated hereby or by the other Transaction Documents which would prohibit or render illegal the transactions contemplated hereby or thereby.

             7.1.2.  No Legal Proceedings or Orders. There shall not have been instituted, pending or threatened any Legal Proceeding by or before any Governmental Body, nor shall there be in effect any Order issued by any Governmental Body, or threat of any Order, that (i) prevents or seeks to prevent, or (ii) questions the validity of this Agreement or the other Transaction Documents or any action taken or to be taken in connection with the consummation of the transactions contemplated hereby or thereby.


Exhibit 99.3

        7.2. Conditions Precedent to Obligations of the Sellers. The obligations of each of the Sellers hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Sellers):

             7.2.1.  Accuracy of Representations and Warranties. The
                  representations and warranties of the Purchaser set forth in
                  Section 4 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Sellers shall receive a certificate to such effect signed by an officer of the Purchaser.

             7.2.2.  Covenants. The Purchaser shall have performed and complied in all material respects with all of its covenants required to be performed by them under this Agreement on or before the Closing Date.

        7.3.  Conditions Precedent To Obligations of the Purchaser.

             7.3.1.  The obligations of the Purchaser hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Purchaser):

             7.3.2.  Accuracy of Representations and Warranties. The
                  representations and warranties of each of the Sellers set forth in Section 3 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Purchaser shall receive a certificate to such effect signed by each of the Sellers.

             7.3.3.  Covenants. Each of the Purchasers shall have performed and complied in all material respects with all of the covenants required to be performed by such Sellers under this Agreement on or before the Closing Date.

             7.3.4.  Documents. The Purchaser shall have received all written consents, assignments, waivers, authorizations or other certificates reasonably requested of the Company in writing to provide for the continuation in full force and effect of any and all material Contracts of the Company and for each of the Sellers to consummate the transactions contemplated hereby and by the other Transaction Documents.

             7.3.5.  Government Consents. There shall have been obtained on or before the Closing Date such material Permits and there shall have been taken such other action, as may be required to consummate the transactions contemplated hereby and by the other Transaction Documents by any Government Body having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.


Exhibit 99.3

             7.3.6.  Satisfactory Completion of Due Diligence. The Purchaser
                  shall have (i) received all due diligence materials requested by the Purchaser from the Company and the Sellers and shall be satisfied in their sole discretion with the results of their review and analysis of such materials, and (ii) conducted interviews with such members of the Company's management or such other personnel as the Purchaser shall have requested and shall be satisfied in their sole discretion with the results of such interviews.

   8.   Further Agreements of the Parties.

        8.1. Indemnity. The Sellers and, until the Closing, the Company, agrees to indemnify, defend and hold harmless the Purchaser (and each officer, director, shareholder, affiliate, agent and permitted assign thereof) from and against any and all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties, and attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Company or of the Sellers contained in this Agreement or the other Transaction Documents.

        8.2. The Purchaser agrees to indemnify, defend and hold harmless the Company (and each officer, director, shareholder, affiliate, agent and permitted assign thereof)and the Sellers from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Purchaser contained in this Agreement or the other Transaction Documents.

        8.3. The indemnification provided for in Section 10 shall be an exclusive remedy for the parties, and the other individuals and entities entitled to indemnification thereby.

   9.   Non Selling Shareholders

        9.1. Certain shareholders of the Company obtained their ownership of common stock shares of the Company's pursuant to a private placement offering certain individuals purchased an aggregate of 338,500 shares of common stock of the Company for an aggregate of $169,250 (the "Non Selling Shareholders"). In the event the Non Selling Shareholders, either individually or collectively, make a claim against the Company for the extent of their investment in the Company, the Sellers agree to indemnify the Purchaser for up to $169,250 in the event such claims are made by the Non Selling Shareholders.

   10.  Miscellaneous.

        10.1. Survival of Representations and Warranties. The representations and warranties of the Sellers contained in this Agreement shall survive the Closing for the benefit of the Purchaser until one year following the Closing Date. The representations and warranties of the Purchaser shall survive the Closing for the benefit of the Sellers until one year following the Closing Date.


Exhibit 99.3

        10.2. Certain Definitions.

                  "Closing" shall have the meaning set forth in Section 1 hereof.

                  "Closing Date" shall have the meaning set forth in Section 1 hereof.

                  "Common Stock" means shares of the Company's Common Stock, par value $.01 per share.

                  "Confidential Information" shall mean confidential records and information, including, but not limited to, development, marketing, purchasing, organizational, strategic, financial, managerial, administrative, manufacturing, production, distribution and sales information, distribution methods, data, specifications and processes presently owned or at any time hereafter developed by a Person or its agents or consultants or used presently or at any time hereafter in the course of the business of such Person, that are not otherwise part of the public domain.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy. commitment or other arrangement or agreement, whether written or oral.

                  "Environmental Claim" means any accusation, allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Body or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon the violation, or alleged violation, of any Environmental Laws, Orders or Permits of or from any Governmental Body relating to environmental matters connected with the Facilities.

                  "Environmental Law" means any Law concerning the environment, or activities that might threaten or result in damage to the environment or human health, or any Law that is concerned in whole or in part with the environment and with protecting or improving the quality of the environment and human and employee health and safety.

                  "Environmental Matters" means any matter arising out of or relating to human and employee health and safety or the environment which could give rise to liability or require the expenditure of money to address.

                  "Facilities" means real property, leased or operated by the Company.

                  "Governmental Body" means any governmental or regulatory body, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).


Exhibit 99.3

                  "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, including any bank overdraft or other similar extension of credit, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than 30 days past due), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse),
(vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a multiemployer plan" as such terms are defined under ERISA.

                   "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Legal Proceeding" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Material Adverse Change" means any material adverse change in the business, properties, results of operations, prospects or condition (financial or otherwise) of the relevant party; provided, however, that notwithstanding any other provision of this Agreement, none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change:(a) any failure by the relevant party to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement; (b) any adverse change, effect, event, occurrence, state of facts or development to the extent attributable to the announcement or pendency of the transaction documented by this Agreement (including any cancellations of or delays in customer orders, any reduction in sales, any disruption in supplier, distributor, partner or similar relationships or any loss of employees); (c) any adverse change, effect, event, occurrence, state of facts or development attributable to conditions affecting the industries in which the relevant party participates, the U.S. economy as a whole or foreign economies in any locations where the relevant party or any of its subsidiaries has material operation or sales; (d) any adverse change, effect, event, occurrence, state of facts or development attributable or relating to (i) out-of-pocket fees and expenses (including legal,


Exhibit 99.3
accounting, and other fees and expenses) incurred in connection with the transactions contemplated by this Agreement, or (ii) the payment of any amounts due to, or the provision of any other benefits (including benefits relating to acceleration of stock options) to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date of this Agreement, (if any adverse change, effect, event, occurrence, state of facts or development resulting from or relating to compliance with the terms of, or the taking of any action required by, this Agreement); (e) any adverse change, effect, event, occurrence, state of facts or development arising from or relating to any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof; or (f) any adverse change, effect, event, occurrence, state of facts or development arising from or relation to actions required to be taken under applicable laws, rules, regulations, contracts or agreements.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permits" means any approvals, authorizations, registrations, consents, licenses, permits or certificates by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

                  "Representatives" of a Person means its officers, employees, agents, legal advisors and accountants.

                  "Shares" means the Common Stock to be purchased hereunder.

        10.3. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the transaction is consummated.

        10.4. Further Assurances. The Sellers and the Purchaser agree to execute and deliver, at the requesting party's expense, such other reasonable documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby or by the other Transaction Documents.

        10.5. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

             10.5.1. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby


Exhibit 99.3
                  or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

             10.5.2. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
                  WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

             10.5.3. Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding, by the mailing of a copy thereof in accordance with the provisions of Section 11.9.

        10.6. Entire Agreement; Amendments and Waivers. This Agreement (including any schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        10.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to the principles of conflict of laws thereunder.


Exhibit 99.3

        10.8. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

        10.9. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):


Exhibit 99.3

                  If to Purchaser to:
                  ------------------

                  Thomas Banks, Ltd.
                  Attn: Chester Rothrock
                  #4-2443 Barrio Don Bosco
                  San Jose, Costa Rica

                  If to the Company or Sellers to:
                  -------------------------------

                  The Finx Group, Inc.
                  Attn: Lewis S. Schiller
                  249 Saw Mill River Road
                  Elmsford, NY  10523
                  (914) 592-6014 (facsimile)

        10.10. Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.

        10.11. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as specifically provided herein. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Sellers (by operation of law or otherwise) without the prior written consent of the Purchaser and any attempted assignment without such required consent shall be void.

        10.12. Confidential Information. All Confidential Information with respect to any party hereto is considered secret and will be disclosed in confidence. Each party hereto acknowledges that, it may have access to and become acquainted with Confidential Information of another party. Each party hereto agrees that it will not prior to the Closing Date (or in the event of the termination of this Agreement in accordance with its terms) and at all times thereafter, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Information. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to or containing Confidential Information, which any party has prepared or shall in the future prepare, shall be and remain the sole and exclusive property of such party and shall be included in the Confidential Information. Upon termination of this Agreement


Exhibit 99.3
             in accordance with its terms, the parties shall promptly deliver any and all of the Confidential Information and copies thereof of any other party, not previously delivered to such party, that may be in its possession or under its control. The foregoing restrictions shall not apply to the use, divulgence, disclosure or grant of access to Confidential Information to the extent, but only to the extent, (i) expressly permitted or required pursuant to any other written agreement between the parties, (ii) such Confidential Information has been publicly disclosed (not due to a breach by any party of its obligations hereunder, or by breach of any other Person, of a fiduciary or confidential obligation to a party) or
             (iii) a party is required to disclose Confidential Information by or to any court of competent jurisdiction or any other Governmental Body; provided, however, that the party required to disclose such Confidential Information shall, prior to any such disclosure, immediately notify the party which owns the Confidential Information of such requirement and provided further, that such party shall have the right, at its expense, to object to such disclosures and to seek confidential treatment of any Confidential Information to be so disclosed on such terms as it shall determine.

        10.13. Public Announcement. The parties shall cooperate with respect to any public announcement relating to the transactions contemplated hereby or by the other Transaction Documents; and neither party will issue any public statement announcing such transaction without the prior consent of the others, except as such party in good faith (based upon advice of counsel) believes is required by law and following notice to the other party.

        10.14. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




Exhibit 99.3

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ATTEST:                                 THE FINX GROUP, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  STARNET365.COM, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  LEWIS S. SCHILLER


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  GRAZYNA B. WNUK


________________________            By: ___________________________
SIGNATURE                               GRAZYNA B. WNUK

------------------------
PRINT NAME


Exhibit 99.3

.........................................................................
ATTEST                                  CAROL SCHILLER


________________________            By: ___________________________
SIGNATURE                               CAROL SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  BLAKE SCHILLER


________________________            By: ___________________________
SIGNATURE                               BLAKE SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  DOUGLAS SCHILLER


________________________            By: ___________________________
SIGNATURE                               DOUGLAS SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  LINDA SCHILLER IGLES


________________________            By: ___________________________
SIGNATURE                               LINDA SCHILLER IGLES

------------------------
PRINT NAME


Exhibit 99.3

..........................................................
ATTEST:                                 THOMAS BANKS LTD.


________________________            By: ___________________________
SIGNATURE                               CHESTER ROTHROCK
                                        MANAGING DIRECTOR

------------------------
PRINT NAME




Exhibit 99.3

Exhibit 99.4

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                              THE FINX GROUP, INC.,

                 EACH OF THE SHAREHOLDERS OF SHOPCLUE.COM, INC.,

                               SHOPCLUE.COM, INC.,

                                       AND

                                THOMAS BANKS LTD.

                         Dated: As of September 30, 2002




Exhibit 99.4

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT, dated as of September 30, 2002 (the "Agreement"), among Thomas Banks Ltd., a Cayman corporation with an office at #4-2443 Barrio Don Bosco, San Jose, Costa Rica (the "Purchaser"), Shopclue.com, Inc., a corporation organized under the laws of the State of Delaware with an office at 249 Saw Mill River Road, Elmsford, New York 10523, (the "Company"), and The Finx Group, Inc., a corporation organized under the laws of the State of Delaware, with an office at 249 Saw Mill River Road, Elmsford, New York 10523 and those individuals and entities whose names appear on the signature page hereof in their capacity as holders of 100% of the outstanding common stock of the Company (collectively referred to as the "Sellers").

         WITNESSETH:
--------------------

                  The Sellers collectively hold 100% the Company's shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), and 100% of the Company's preferred stock, of the Company, a corporation organized under the laws of the State of Delaware;

                  The Purchaser desires to acquire from the Sellers, and the Sellers collectively desire to sell to the Purchaser, for the consideration hereinafter provided, the Shares; and

                  Certain terms used in this Agreement are defined in Section
9.2 of this Agreement.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:




Exhibit 99.4

   1.   Sale and Purchase of Shares; the Closing.

        1.1. Sale and Purchase of Shares . Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, on the Closing Date, the Sellers shall sell, assign and convey to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Sellers, all of the Shares of such Sellers. At the Closing, the Sellers shall deliver one or more stock certificates representing the Shares of the Sellers duly endorsed for transfer to the Purchaser.

        1.2. The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the parties to the transaction upon execution of this Agreement on September 30, 2002 or at such other time and date as the parties hereto mutually agree (the "Closing Date").

   2.   Consideration.

        2.1. Consideration. The consideration for the Shares shall be as follows:

             2.1.1.  One Dollar ($1).

             2.1.2.  The cancellation of indebtedness owed by the Company or its subsidiary to the Sellers and the Sellers' affiliates and or subsidiaries.

   3. Representations and Warranties of the Sellers. The Sellers hereby represent and warrant to the Purchaser, that to the best of their knowledge:

        3.1.  Organization and Good Standing.

             3.1.1.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted and as it is proposed to be conducted.

             3.1.2.  The minute books of the Company contain accurate records of all meetings and all other material corporate action of the Company's board of directors (including any committees thereof) and its stockholders since the date of the Company's incorporation.

        3.2. Authorization of Agreement. The Sellers have all requisite capacity, power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by such Sellers in connection with the consummation of the


Exhibit 99.4
             transactions contemplated by this Agreement (this Agreement and the other agreements, documents, instruments or certificates delivered pursuant to this Agreement are hereinafter referred to as the "Transaction Documents"), and to perform fully its obligations hereunder and thereunder. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Sellers), duly and validly authorized, executed and delivered by the Sellers and this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Sellers), legal, valid and binding obligations of the Sellers, enforceable against the Sellers in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        3.3. Subsidiaries. The Company has no subsidiaries and does not own any other capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity or have any agreement to acquire any such capital stock or other proprietary interest except for the following:

             3.3.1.  None.

        3.4. No Conflicts; Consents of Third Parties. The execution and delivery by the Sellers of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Sellers with any of the provisions hereof or thereof does not and will not (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract, Permit or Order to which the Company is a party or by which the Company or the properties or assets of the Seller are bound; (iii) constitute a violation of any Law applicable to the Company; or (iv) result in the creation of any Lien upon the properties or assets of the Company or the Sellers.

        3.5.  Capitalization.

             3.5.1.  The authorized capital stock of the Company consists of
                  1,000 shares of Common Stock and 1,500 shares of preferred stock. As of the date hereof, 1,000 shares of Common Stock are issued and outstanding, all of which are owned of record and beneficially by the Sellers and constitute the Shares. As of the date hereof, there are 100 shares of Company preferred stock issued and outstanding, all of which are owned of record and beneficially by the Sellers. There is no existing option, warrant, call, right, commitment or


Exhibit 99.4
                  other agreement of any character to which the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company. Neither the Company nor the Sellers is a party to any voting trust or other voting agreement with respect to any shares of capital stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of capital stock of the Company

             3.5.2.  The Shares purchased by the Purchaser will, at the Closing, constitute 100% all of the issued and outstanding capital stock of the Company on a fully diluted basis.

        3.6. Financial Statements. Set forth on Schedule 3.6 of the Disclosure Schedules are (i) copies of the Company's unaudited balance sheets as of June 30, 2002 and December 31, 2001 and the related unaudited statements of income and of cash flows for the three and six month periods ended June 30, 2002 and 2001, (the "Unaudited Financial Statements"). The Unaudited Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has a history of net losses and has a working capital deficiency. The Unaudited Financial Statements do not include any adjustments that would result should the Company be unable to continue as a going concern.

        3.7. There have not been any amendments or changes in the certificate of incorporation or the by-laws of the Company.

        3.8. The Company has caused to be done all things materially necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its business.

   4. Representations and Warranties of the Purchaser. The Purchaser hereby, jointly and severally, represent and warrant to the Sellers that:

        4.1. Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing. The Purchaser has full corporate power and authority to own, lease and operate their properties and to carry on their business as it is now conducted and as it is proposed to be conducted.

        4.2. Authorization of Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each of the other


Exhibit 99.4

             Transaction Documents to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby, and to perform fully their obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents to be executed by the Purchaser have been duly authorized by all necessary action on behalf of the Purchaser. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Purchaser), duly and validly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Purchaser), legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        4.3. No Conflicts; Consents of Third Parties. The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to be executed by the Purchaser, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Purchaser with any of the provisions hereof or thereof does not and will not (a) conflict with, or result in the breach of, the certificate of incorporation or by-laws of the Purchaser, (b) conflict with, violate, result in the breach of, or constitute a default under any Contract or Order to which the Purchaser is a party or by which the Purchaser or their properties or assets are bound or (c) constitute a violation by the Purchaser of any Law applicable to the Purchaser. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the other Transaction Documents to be executed by the Purchaser or the compliance by the Purchaser with any of the provisions hereof or thereof which has not been made or obtained.

        4.4. Litigation. There are no Legal Proceedings against the Purchaser pending or, to the best knowledge of the Purchaser, threatened that question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken by the Purchaser in connection with the consummation of the transactions contemplated hereby or thereby. There is no action, suit, investigation or proceeding (or, to the knowledge of the Purchaser, any basis therefor) pending against, or to the knowledge of the Purchaser threatened, against or affecting the Purchaser, any of their Subsidiaries or any of their properties before any court or arbitrator or any governmental body, agency or official that if adversely determined against the Purchaser, would result in a Material Adverse Change to the Purchaser.


Exhibit 99.4

        4.5. No Misrepresentation. No representation or warranty of the Purchaser contained in this Agreement (including the Disclosure Schedules hereto) or in any other Transaction Document furnished to the Seller pursuant to the terms hereof contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Purchaser does not know of any facts which have caused or in the future are reasonably likely to cause a Material Adverse Change which has not been disclosed herein or in a Disclosure Schedule hereto. The representations and warranties contained in this Section 4.11 or elsewhere in this Agreement or in any other Transaction Document shall not be affected or deemed waived by reason of the fact that any Seller and/or any Representative of any Sellers knows or should have known that any such representation or warranty is or might be inaccurate in any respect.

   5.   Additional Representations, Warranties and Covenants.

        5.1. Title and Investment Representations. The Sellers represents and warrants to, and covenants and agrees with the Purchaser that, it has good and marketable title to the Shares of the Sellers, free and clear of all Liens of any kind or nature whatsoever and that at the Closing, the Purchaser will obtain good and marketable title to such Shares, free and clear as aforesaid.

        5.2. Information Representations. The Sellers represents and warrants that (i) such Sellers, and his Representatives as deemed necessary by such Sellers (including such Sellers' professional, tax and other advisors), have carefully reviewed the materials (the "Materials") furnished by the Purchaser to such Sellers in connection with the transactions contemplated by this Agreement and
             (ii) such Sellers, and such Seller's Representatives, have been granted the opportunity to ask questions of, and receive answers from, Representatives of the Purchaser concerning the Purchaser and to obtain any additional information that such Sellers deemed necessary to verify the accuracy of the information contained herein.

        5.3. Advise of Changes. During the period from the date of this Agreement until the earlier of the Closing Date, the Company will promptly advise the Purchaser in writing of the following, to the extent it has knowledge of the same: (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Sellers contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate, (b) of any Material Adverse Change, and (c) of any breach by the Sellers of any covenant or agreement contained in any Transaction Document.


Exhibit 99.4

        5.4. Maintenance of Business. From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Sellers shall cause the Company to:

             5.4.1.  cause to be done all things necessary to maintain, preserve and renew its (i) corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses and (ii) relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof;

             5.4.2.  comply in all material respects with all applicable Laws;
                  and

             5.4.3.  maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied.

        5.5. Conduct of Business. During the period from the date of this Agreement until the Closing Date, the Company will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not (except to the extent, but only to the extent, deemed necessary by the officers and directors of the Company in fulfilling their fiduciary duties), without the prior written consent of the Purchaser,:

             5.5.1.  (i) declare, set aside or authorize the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or repurchase, redeem or acquire any of the outstanding shares of any class of capital stock or
                  (ii) pay or otherwise distribute any other amounts or assets to the Sellers, whether as compensation or otherwise;

             5.5.2.  split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of any class of its capital stock;

             5.5.3.  (i) award or pay any bonuses to employees of the Company,
                  (ii) enter into or modify or amend any employment, deferred compensation, severance or similar agreement, (iii) increase or agree to increase the compensation payable or to become payable by it to any of the Company's directors, officers, employees, agents or Representatives or (iv) increase or agree to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment


Exhibit 99.4
                  or arrangement made to, for or with such directors, officers, employees, agents or Representatives;

             5.5.4.  change accounting principles, methods or policies;

             5.5.5.  enter into any Contract requiring payments in excess of
                  $5,000, or conduct its business other than in the ordinary course of business consistent with past practice;

             5.5.6.  (i) incur or repay any Indebtedness, (ii) make any loans, advances or capital contributions to any other Person or (iii) assume, guarantee, endorse or otherwise become liable for the obligations of any other Person.

             5.5.7.  fail to maintain and keep its properties in good repair, working order and condition, normal wear and tear excepted;

             5.5.8.  fail to comply with all other obligations which it incurred pursuant to any Contract or promptly pay or discharge any current liabilities, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

             5.5.9.  mortgage, pledge or subject to any Lien any of its assets, or acquire any assets or sell, assign, transfer, convey, lease or otherwise dispose of any assets of the Company (other than the sale of inventory in the ordinary course of business consistent with past practice);

             5.5.10. discharge or satisfy any Lien, or pay any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Company;

             5.5.11. transfer or grant any rights under any concessions, leases, licenses, agreements or Intellectual Property used by the Company in its business;

             5.5.12. make or commit to make any capital expenditures or capital additions or betterments;

             5.5.13. institute or settle any Legal Proceeding;

             5.5.14. amend its certificate of incorporation or by-laws;

             5.5.15. issue, sell or transfer any shares of its capital stock of any class or any other of its securities, or issue or create any options, warrants, calls, rights,


Exhibit 99.4
                  commitments, subscriptions, convertible securities or other agreements of any character requiring the Company to issue, sell or transfer any shares of capital stock, or accelerate the vesting of any outstanding security;

             5.5.16. merge, consolidate or reorganize with, or acquire, any entity;

             5.5.17. agree to any audit assessment by any Tax authority or fail to pay and discharge when payable all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid would by law become a Lien upon any of its property;

             5.5.18. change any insurance coverage, issue any certificates of insurance or fail to continue in force with nationally recognized insurance companies adequate insurance covering risks of such types and in such amounts as are customary for Persons engaged in similar lines of business;

             5.5.19. enter into any transaction with, or become party to any
                  Contract with, any officer, director, or Affiliate (or any relative of any of them) of the Company; or

             5.5.20. agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this
                  Section 5.5.

        5.6. Regulatory Approvals. The Sellers will, and will cause the Company to, promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body which may be reasonably required, or which the Purchaser may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Sellers will use its, and will cause the Company to use its, best efforts to promptly obtain all such authorizations, approvals and consents.

        5.7. Necessary Consents. During the period from the date of this Agreement until the Closing Date, the Sellers will use its, and will cause the Company to use its, best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents and to allow the Purchaser to carry on the Company's business after the Closing Date.

        5.8. Access to Information. During the period from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Sellers will, and shall cause the Company to, (i) allow the Purchaser and its Representatives reasonable access to the files, books,


Exhibit 99.4
             records, personnel and offices of the Company, including, without limitation, any and all information relating to the Company's Taxes, commitments, Contracts, and real, personal and intangible property and financial condition, (ii) furnish promptly to the Purchaser all information concerning the Company's business, properties and personnel as the Purchaser may reasonably request, and (iii) make available to the Purchaser the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Company's business, properties and personnel as the Purchaser may reasonably request. The Sellers will cause the Company's accountants to cooperate with the Purchaser and its Representatives in making available to the Purchaser all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all Tax returns and financial statements prepared, reviewed or audited by such accountants.

        5.9. Satisfaction of Conditions Precedent. During the period from the date of this Agreement until the Closing Date, the Sellers will use its, and will cause the Company to use its, best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

        5.10. Directors and Officers of the Company. As of the Closing Date, all officer and directors of the Company shall resign and shall be replaced by the Purchaser's nominees.

   6.   Covenants of the Purchaser.

        6.1. Advise of Changes. During the period from the date of this Agreement until the Closing Date, the Purchaser will promptly advise the Sellers in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Purchaser, as the case may be, contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate in any material respect, and
             (b) of any breach by the Purchaser of any covenant or agreement contained in this Agreement.

        6.2. Regulatory Approvals. The Purchaser will promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body, or which the Sellers may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Purchaser will use their best efforts to promptly obtain all such authorizations, approvals and consents.

        6.3. Necessary Consents. During the term of this Agreement, the Purchaser will use their best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents.


Exhibit 99.4

        6.4. Satisfaction of Conditions Precedent. During the term of this Agreement, the Purchaser will use their best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

   7.   Conditions.

        7.1. Conditions Precedent to Each Party's Obligations. The respective obligations of each party hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by all of the parties to this Agreement):

             7.1.1.  Compliance with Law. There shall be no Law enacted, entered, enforced or deemed applicable to the transactions contemplated hereby or by the other Transaction Documents which would prohibit or render illegal the transactions contemplated hereby or thereby.

             7.1.2.  No Legal Proceedings or Orders. There shall not have been instituted, pending or threatened any Legal Proceeding by or before any Governmental Body, nor shall there be in effect any Order issued by any Governmental Body, or threat of any Order, that (i) prevents or seeks to prevent, or (ii) questions the validity of this Agreement or the other Transaction Documents or any action taken or to be taken in connection with the consummation of the transactions contemplated hereby or thereby.

        7.2. Conditions Precedent to Obligations of the Sellers. The obligations of each of the Sellers hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Sellers):

             7.2.1.  Accuracy of Representations and Warranties. The
                  representations and warranties of the Purchaser set forth in
                  Section 4 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Sellers shall receive a certificate to such effect signed by an officer of the Purchaser.

             7.2.2.  Covenants. The Purchaser shall have performed and complied in all material respects with all of its covenants required to be performed by them under this Agreement on or before the Closing Date.

        7.3.  Conditions Precedent To Obligations of the Purchaser.

             7.3.1.  The obligations of the Purchaser hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following


Exhibit 99.4
                  conditions (any one or more of which may be waived in writing by the Purchaser):

             7.3.2.  Accuracy of Representations and Warranties. The
                  representations and warranties of each of the Sellers set forth in Section 3 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Purchaser shall receive a certificate to such effect signed by each of the Sellers.

             7.3.3.  Covenants. Each of the Purchasers shall have performed and complied in all material respects with all of the covenants required to be performed by such Sellers under this Agreement on or before the Closing Date.

             7.3.4.  Documents. The Purchaser shall have received all written consents, assignments, waivers, authorizations or other certificates reasonably requested of the Company in writing to provide for the continuation in full force and effect of any and all material Contracts of the Company and for each of the Sellers to consummate the transactions contemplated hereby and by the other Transaction Documents.

             7.3.5.  Government Consents. There shall have been obtained on or before the Closing Date such material Permits and there shall have been taken such other action, as may be required to consummate the transactions contemplated hereby and by the other Transaction Documents by any Government Body having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.

             7.3.6.  Satisfactory Completion of Due Diligence. The Purchaser
                  shall have (i) received all due diligence materials requested by the Purchaser from the Company and the Sellers and shall be satisfied in their sole discretion with the results of their review and analysis of such materials, and (ii) conducted interviews with such members of the Company's management or such other personnel as the Purchaser shall have requested and shall be satisfied in their sole discretion with the results of such interviews.

   8.   Further Agreements of the Parties.

        8.1. Indemnity. The Sellers and, until the Closing, the Company, agrees to indemnify, defend and hold harmless the Purchaser (and each officer, director, shareholder, affiliate, agent and permitted assign thereof) from and against any and all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties, and attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or


Exhibit 99.4
             agreements of the Company or of the Sellers contained in this Agreement or the other Transaction Documents.

        8.2. The Purchaser agrees to indemnify, defend and hold harmless the Company (and each officer, director, shareholder, affiliate, agent and permitted assign thereof)and the Sellers from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Purchaser contained in this Agreement or the other Transaction Documents.

        8.3. The indemnification provided for in Section 10 shall be an exclusive remedy for the parties, and the other individuals and entities entitled to indemnification thereby.

   9.   Miscellaneous.

        9.1. Survival of Representations and Warranties. The representations and warranties of the Sellers contained in this Agreement shall survive the Closing for the benefit of the Purchaser until one year following the Closing Date. The representations and warranties of the Purchaser shall survive the Closing for the benefit of the Sellers until one year following the Closing Date.

        9.2.  Certain Definitions.

                  "Closing" shall have the meaning set forth in Section 1 hereof.

                  "Closing Date" shall have the meaning set forth in Section 1 hereof.

                  "Common Stock" means shares of the Company's Common Stock, par value $.01 per share.

                  "Confidential Information" shall mean confidential records and information, including, but not limited to, development, marketing, purchasing, organizational, strategic, financial, managerial, administrative, manufacturing, production, distribution and sales information, distribution methods, data, specifications and processes presently owned or at any time hereafter developed by a Person or its agents or consultants or used presently or at any time hereafter in the course of the business of such Person, that are not otherwise part of the public domain.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy. commitment or other arrangement or agreement, whether written or oral.

                  "Environmental Claim" means any accusation, allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional


Exhibit 99.4
or otherwise) by any Governmental Body or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon the violation, or alleged violation, of any Environmental Laws, Orders or Permits of or from any Governmental Body relating to environmental matters connected with the Facilities.

                  "Environmental Law" means any Law concerning the environment, or activities that might threaten or result in damage to the environment or human health, or any Law that is concerned in whole or in part with the environment and with protecting or improving the quality of the environment and human and employee health and safety.

                  "Environmental Matters" means any matter arising out of or relating to human and employee health and safety or the environment which could give rise to liability or require the expenditure of money to address.

                  "Facilities" means real property, leased or operated by the Company.

                  "Governmental Body" means any governmental or regulatory body, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, including any bank overdraft or other similar extension of credit, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than 30 days past due), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse),
(vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a multiemployer plan" as such terms are defined under ERISA.

                   "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Legal Proceeding" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.


Exhibit 99.4

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Material Adverse Change" means any material adverse change in the business, properties, results of operations, prospects or condition (financial or otherwise) of the relevant party; provided, however, that notwithstanding any other provision of this Agreement, none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change:(a) any failure by the relevant party to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement; (b) any adverse change, effect, event, occurrence, state of facts or development to the extent attributable to the announcement or pendency of the transaction documented by this Agreement (including any cancellations of or delays in customer orders, any reduction in sales, any disruption in supplier, distributor, partner or similar relationships or any loss of employees); (c) any adverse change, effect, event, occurrence, state of facts or development attributable to conditions affecting the industries in which the relevant party participates, the U.S. economy as a whole or foreign economies in any locations where the relevant party or any of its subsidiaries has material operation or sales; (d) any adverse change, effect, event, occurrence, state of facts or development attributable or relating to (i) out-of-pocket fees and expenses (including legal, accounting, and other fees and expenses) incurred in connection with the transactions contemplated by this Agreement, or (ii) the payment of any amounts due to, or the provision of any other benefits (including benefits relating to acceleration of stock options) to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date of this Agreement, (if any adverse change, effect, event, occurrence, state of facts or development resulting from or relating to compliance with the terms of, or the taking of any action required by, this Agreement); (e) any adverse change, effect, event, occurrence, state of facts or development arising from or relating to any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof; or (f) any adverse change, effect, event, occurrence, state of facts or development arising from or relation to actions required to be taken under applicable laws, rules, regulations, contracts or agreements.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permits" means any approvals, authorizations, registrations, consents, licenses, permits or certificates by any Governmental Body.


Exhibit 99.4

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

                  "Representatives" of a Person means its officers, employees, agents, legal advisors and accountants.

                  "Shares" means the Common Stock to be purchased hereunder.

        9.3. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the transaction is consummated.

        9.4. Further Assurances. The Sellers and the Purchaser agree to execute and deliver, at the requesting party's expense, such other reasonable documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby or by the other Transaction Documents.

        9.5. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

             9.5.1.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

             9.5.2.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
                  WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR


Exhibit 99.4

                  ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

             9.5.3.  Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding, by the mailing of a copy thereof in accordance with the provisions of Section 11.9.

        9.6. Entire Agreement; Amendments and Waivers. This Agreement (including any schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        9.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to the principles of conflict of laws thereunder.

        9.8. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

        9.9. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to Purchaser to:
                  ------------------


Exhibit 99.4

                  Thomas Banks Ltd.
                  Attn: Chester Rothrock
                  #4-2443 Barrio Don Bosco
                  San Jose, Costa Rica

                  If to the Company or Sellers to:
                  -------------------------------

                  The Finx Group, Inc.
                  Attn: Lewis S. Schiller
                  249 Saw Mill River Road
                  Elmsford, NY  10523
                  (914) 592-6014 (facsimile)

        9.10. Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.


Exhibit 99.4

        9.11. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as specifically provided herein. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Sellers (by operation of law or otherwise) without the prior written consent of the Purchaser and any attempted assignment without such required consent shall be void.

        9.12. Confidential Information. All Confidential Information with respect to any party hereto is considered secret and will be disclosed in confidence. Each party hereto acknowledges that, it may have access to and become acquainted with Confidential Information of another party. Each party hereto agrees that it will not prior to the Closing Date (or in the event of the termination of this Agreement in accordance with its terms) and at all times thereafter, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Information. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to or containing Confidential Information, which any party has prepared or shall in the future prepare, shall be and remain the sole and exclusive property of such party and shall be included in the Confidential Information. Upon termination of this Agreement in accordance with its terms, the parties shall promptly deliver any and all of the Confidential Information and copies thereof of any other party, not previously delivered to such party, that may be in its possession or under its control. The foregoing restrictions shall not apply to the use, divulgence, disclosure or grant of access to Confidential Information to the extent, but only to the extent, (i) expressly permitted or required pursuant to any other written agreement between the parties, (ii) such Confidential Information has been publicly disclosed (not due to a breach by any party of its obligations hereunder, or by breach of any other Person, of a fiduciary or confidential obligation to a party) or (iii) a party is required to disclose Confidential Information by or to any court of competent jurisdiction or any other Governmental Body; provided, however, that the party required to disclose such Confidential Information shall, prior to any such disclosure, immediately notify the party which owns the Confidential Information of such requirement and provided further, that such party shall have the right, at its expense, to object to such disclosures and to seek confidential treatment of any Confidential Information to be so disclosed on such terms as it shall determine.

        9.13. Public Announcement. The parties shall cooperate with respect to any public announcement relating to the transactions contemplated hereby or by the other Transaction Documents; and neither party will issue any public statement announcing such transaction without the prior consent of the others, except as


Exhibit 99.4
             such party in good faith (based upon advice of counsel) believes is required by law and following notice to the other party.

        9.14. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




Exhibit 99.4

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ATTEST:                                 THE FINX GROUP, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  SHOPCLUE.COM, Inc.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  LEWIS S. SCHILLER


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  GRAZYNA B. WNUK


________________________            By: ___________________________
SIGNATURE                               GRAZYNA B. WNUK

------------------------
PRINT NAME


Exhibit 99.4

.........................................................................
ATTEST                                  CAROL SCHILLER


________________________            By: ___________________________
SIGNATURE                               CAROL SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  BLAKE SCHILLER


________________________            By: ___________________________
SIGNATURE                               BLAKE SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  DOUGLAS SCHILLER


________________________            By: ___________________________
SIGNATURE                               DOUGLAS SCHILLER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  LINDA SCHILLER IGLES


________________________            By: ___________________________
SIGNATURE                               LINDA SCHILLER IGLES

------------------------
PRINT NAME


Exhibit 99.4

.........................................................................
ATTEST                                  BIZCHASE, Inc.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST:                                 Thomas Banks Ltd.


________________________            By: ___________________________
SIGNATURE                               CHESTER ROTHROCK
                                        MANAGING DIRECTOR

------------------------
PRINT NAME


Exhibit 99.4

Exhibit 99.5

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                              THE FINX GROUP, INC.

                      SEQUENTIAL ELECTRONIC SYSTEMS, INC.,

                                  S-TECH, INC.,

                     DEFENSE MANUFACTURING AND SYSTEMS, INC.

                                       AND

                         TRINITY GROUP ACQUISITION CORP.

                         Dated: As of September 30, 2002




Exhibit 99.5

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT, dated as of September 30, 2002 (the "Agreement"), among The Finx Group, Inc., a corporation organized under the laws of the State of Delaware (the "Seller") with an office at 249 Saw Mill River Road, Elmsford, New York 10523, Sequential Electronic Systems, Inc., S-Tech, Inc. and Defense Manufacturing and Systems, Inc., all corporations organized under the laws of the State of Delaware with an office at 249 Saw Mill River Road, Elmsford, New York 10523, (the "Companies") and Trinity Group Acquisition Corp., a corporation with an office at 21634 Club Villa Terrace, Boca Raton, FL 33433 (the "Purchaser").

         WITNESSETH:
--------------------

                  The Seller holds 100% the Companies' shares of common stock and 100% of the Companies' shares of preferred stock, par value $.01 per share (the "Preferred Stock"), (the "Shares").

                  The Purchaser desires to acquire from the Seller, and the Seller desires to sell to the Purchaser, for the consideration hereinafter provided, the Shares; and

                  Certain terms used in this Agreement are defined in Section
9.2 of this Agreement.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:




Exhibit 99.5

   1.   Sale and Purchase of Shares; the Closing.

        1.1. Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, on the Closing Date, the Seller shall sell, assign and convey to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, all of the Shares of such Seller. At the Closing, the Seller shall deliver one or more stock certificates representing the Shares of the Seller duly endorsed for transfer to the Purchaser.

        1.2. The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the parties to the transaction upon execution of this Agreement on September 30, 2002 or at such other time and date as the parties hereto mutually agree (the "Closing Date").

   2.   Consideration.

        2.1. Consideration. The consideration for the Shares shall be as follows:

             2.1.1.  One Dollar ($1).

             2.1.2.  The cancellation of indebtedness owed by the Companies to the Seller and the Seller's affiliates and or subsidiaries.

   3. Representations and Warranties of the Sellers. The Seller hereby represent and warrant to the Purchaser, that to the best of their knowledge:

        3.1.  Organization and Good Standing.

             3.1.1.  The Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted and as it is proposed to be conducted.

             3.1.2.  The minute books of the Companies contain accurate records of all meetings and all other material corporate action of the Companies' boards of directors (including any committees thereof) and its stockholders since the date of the Companies' incorporation.

        3.2. Authorization of Agreement. The Seller has all requisite capacity, power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by such Seller in connection with the consummation of the transactions contemplated by this Agreement (this Agreement and the other agreements, documents, instruments or certificates


Exhibit 99.5
             delivered pursuant to this Agreement are hereinafter referred to as the "Transaction Documents"), and to perform fully its obligations hereunder and thereunder. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Seller), duly and validly authorized, executed and delivered by the Seller and this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Seller), legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        3.3. Subsidiaries. The Companies has no subsidiaries and does not own any other capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity or have any agreement to acquire any such capital stock or other proprietary interest except for the following:

             3.3.1.  None.

        3.4. No Conflicts; Consents of Third Parties. The execution and delivery by the Seller of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Seller with any of the provisions hereof or thereof does not and will not (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Companies; (ii) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any "takeback" right or right of termination or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract, Permit or Order to which the Companies is a party or by which the Companies or the properties or assets of the Seller are bound; (iii) constitute a violation of any Law applicable to the Companies; or
             (iv) result in the creation of any Lien upon the properties or assets of the Companies or the Seller.

        3.5.  Capitalization.

             3.5.1.  The authorized capital stock of the Sequential Electronic
                  Systems, Inc. consists of 1,500 no par value shares of Common Stock and as of the date hereof, 100 shares of Common Stock are issued and outstanding, all of which are owned of record and beneficially by the Seller; the authorized capital stock of the S-Tech, Inc. consists of 1,500 no par value shares of Common Stock no par stock and as of the date hereof, 1,500 shares of Common Stock are issued and outstanding, all of which are owned of record and beneficially by the Seller; and the authorized capital stock of Defense Manufacturing and Systems, Inc. consists of 1,500 shares of Common Stock, par value $0.1 per share and 1,000 shares of Preferred Stock and as of the date hereof, no shares are issued and outstanding and all such issued and outstanding shares of the Companies constitute the Shares. There is no existing option, warrant, call,


Exhibit 99.5
                  right, commitment or other agreement of any character to which the Companies is a party requiring, and there are no securities of the Companies outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Companies or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Companies. Neither the Companies nor the Seller is a party to any voting trust or other voting agreement with respect to any shares of capital stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of capital stock of the Companies

             3.5.2.  The Shares purchased by the Purchaser will, at the Closing, constitute 100% all of the issued and outstanding capital stock of the Companies on a fully diluted basis.

        3.6. Financial Statements. Set forth on Schedule 3.6 of the Disclosure Schedules are (i) copies of the Companies' unaudited balance sheets as of June 30, 2002 and December 31, 2001 and the related unaudited statements of income and of cash flows for the three and six month periods ended June 30, 2002 and 2001, (the "Unaudited Financial Statements"). The Unaudited Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Companies has a history of net losses and has a working capital deficiency. The Unaudited Financial Statements do not include any adjustments that would result should the Companies be unable to continue as a going concern.

        3.7. There have not been any amendments or changes in the certificate of incorporation or the by-laws of the Companies.

        3.8. The Companies has caused to be done all things materially necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its business.

   4. Representations and Warranties of the Purchaser. The Purchaser hereby, jointly and severally, represent and warrant to the Sellers that:

        4.1. Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing. The Purchaser has full corporate power and authority to own, lease and operate their properties and to carry on their business as it is now conducted and as it is proposed to be conducted.

        4.2. Authorization of Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby, and to perform fully their obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of


Exhibit 99.5
             this Agreement and each of the other Transaction Documents to be executed by the Purchaser has been duly authorized by all necessary action on behalf of the Purchaser. This Agreement has been, and each of the other Transaction Documents will be (when executed and delivered by the Purchaser), duly and validly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the other Transaction Documents will constitute (when executed and delivered by the Purchaser), legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        4.3. No Conflicts; Consents of Third Parties. The execution and delivery by the Purchaser of this Agreement and the other Transaction Documents to be executed by the Purchaser, the consummation of the transactions contemplated hereby or thereby, and the compliance by the Purchaser with any of the provisions hereof or thereof does not and will not (a) conflict with, or result in the breach of, the certificate of incorporation or by-laws of the Purchaser, (b) conflict with, violate, result in the breach of, or constitute a default under any Contract or Order to which the Purchaser is a party or by which the Purchaser or their properties or assets are bound or (c) constitute a violation by the Purchaser of any Law applicable to the Purchaser. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the other Transaction Documents to be executed by the Purchaser or the compliance by the Purchaser with any of the provisions hereof or thereof which has not been made or obtained.

        4.4. Litigation. There are no Legal Proceedings against the Purchaser pending or, to the best knowledge of the Purchaser, threatened that question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken by the Purchaser in connection with the consummation of the transactions contemplated hereby or thereby. There is no action, suit, investigation or proceeding (or, to the knowledge of the Purchaser, any basis therefor) pending against, or to the knowledge of the Purchaser threatened, against or affecting the Purchaser, any of their Subsidiaries or any of their properties before any court or arbitrator or any governmental body, agency or official that if adversely determined against the Purchaser, would result in a Material Adverse Change to the Purchaser.

        4.5. No Misrepresentation. No representation or warranty of the Purchaser contained in this Agreement (including the Disclosure Schedules hereto) or in any other Transaction Document furnished to the Seller pursuant to the terms hereof contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Purchaser does not


Exhibit 99.5
             know of any facts which have caused or in the future are reasonably likely to cause a Material Adverse Change which has not been disclosed herein or in a Disclosure Schedule hereto. The representations and warranties contained in this Section 4 or elsewhere in this Agreement or in any other Transaction Document shall not be affected or deemed waived by reason of the fact that any Seller and/or any Representative of any Seller knows or should have known that any such representation or warranty is or might be inaccurate in any respect.

   5.   Additional Representations, Warranties and Covenants.

        5.1. Title and Investment Representations. The Seller represents and warrants to, and covenants and agrees with the Purchaser that, it has good and marketable title to the Shares of the Seller, free and clear of all Liens of any kind or nature whatsoever and that at the Closing, the Purchaser will obtain good and marketable title to such Shares, free and clear as aforesaid.

        5.2. Information Representations. The Seller represents and warrants that (i) such Seller, and his Representatives as deemed necessary by such Seller (including such Seller's professional, tax and other advisors), have carefully reviewed the materials (the "Materials") furnished by the Purchaser to such Seller in connection with the transactions contemplated by this Agreement and (ii) such Seller, and such Seller's Representatives, have been granted the opportunity to ask questions of, and receive answers from, Representatives of the Purchaser concerning the Purchaser and to obtain any additional information that such Seller deemed necessary to verify the accuracy of the information contained herein.

        5.3. Advise of Changes. During the period from the date of this Agreement until the earlier of the Closing Date, the Companies will promptly advise the Purchaser in writing of the following, to the extent it has knowledge of the same: (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Seller contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate, (b) of any Material Adverse Change, and (c) of any breach by the Seller of any covenant or agreement contained in any Transaction Document.

        5.4. Maintenance of Business. From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, the Seller shall cause the Companies to:

             5.4.1.  cause to be done all things necessary to maintain, preserve and renew its (i) corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses and (ii) relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof;


Exhibit 99.5

             5.4.2.  comply in all material respects with all applicable Laws;
                  and

             5.4.3.  maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied.

        5.5. Conduct of Business. During the period from the date of this Agreement until the Closing Date, the Companies will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not (except to the extent, but only to the extent, deemed necessary by the officers and directors of the Companies in fulfilling their fiduciary duties), without the prior written consent of the Purchaser,:

             5.5.1.  (i) declare, set aside or authorize the payment of, any dividend or other distribution in respect of any shares of capital stock of the Companies or repurchase, redeem or acquire any of the outstanding shares of any class of capital stock or (ii) pay or otherwise distribute any other amounts or assets to the Seller, whether as compensation or otherwise;

             5.5.2.  split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of any class of its capital stock;

             5.5.3.  (i) award or pay any bonuses to employees of the Companies,
                  (ii) enter into or modify or amend any employment, deferred compensation, severance or similar agreement, (iii) increase or agree to increase the compensation payable or to become payable by it to any of (the "Shares") the Companies' directors, officers, employees, agents or Representatives or
                  (iv) increase or agree to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or Representatives;

             5.5.4.  change accounting principles, methods or policies;

             5.5.5.  enter into any Contract requiring payments in excess of
                  $5,000, or conduct its business other than in the ordinary course of business consistent with past practice;

             5.5.6.  (i) incur or repay any Indebtedness, (ii) make any loans, advances or capital contributions to any other Person or (iii) assume, guarantee, endorse or otherwise become liable for the obligations of any other Person.

             5.5.7.  fail to maintain and keep its properties in good repair, working order and condition, normal wear and tear excepted;


Exhibit 99.5

             5.5.8.  fail to comply with all other obligations which it incurred pursuant to any Contract or promptly pay or discharge any current liabilities, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

             5.5.9.  mortgage, pledge or subject to any Lien any of its assets, or acquire any assets or sell, assign, transfer, convey, lease or otherwise dispose of any assets of the Companies (other than the sale of inventory in the ordinary course of business consistent with past practice);

             5.5.10. discharge or satisfy any Lien, or pay any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Companies;

             5.5.11. transfer or grant any rights under any concessions, leases, licenses, agreements or Intellectual Property used by the Companies in its business;

             5.5.12. make or commit to make any capital expenditures or capital additions or betterments;

             5.5.13. institute or settle any Legal Proceeding;

             5.5.14. amend its certificate of incorporation or by-laws;

             5.5.15. issue, sell or transfer any shares of its capital stock of any class or any other of its securities, or issue or create any options, warrants, calls, rights, commitments, subscriptions, convertible securities or other agreements of any character requiring the Companies to issue, sell or transfer any shares of capital stock, or accelerate the vesting of any outstanding security;

             5.5.16. merge, consolidate or reorganize with, or acquire, any entity;

             5.5.17. agree to any audit assessment by any Tax authority or fail to pay and discharge when payable all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid would by law become a Lien upon any of its property;

             5.5.18. change any insurance coverage, issue any certificates of insurance or fail to continue in force with nationally recognized insurance companies adequate


Exhibit 99.5
                  insurance covering risks of such types and in such amounts as are customary for Persons engaged in similar lines of business;

             5.5.19. enter into any transaction with, or become party to any
                  Contract with, any officer, director, or Affiliate (or any relative of any of them) of the Companies; or

             5.5.20. agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this
                  Section 5.5.

        5.6. Regulatory Approvals. The Seller will, and will cause the Companies to, promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body which may be reasonably required, or which the Purchaser may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Seller will use its, and will cause the Companies to use its, best efforts to promptly obtain all such authorizations, approvals and consents.

        5.7. Necessary Consents. During the period from the date of this Agreement until the Closing Date, the Seller will use its, and will cause the Companies to use its, best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents and to allow the Purchaser to carry on the Companies' business after the Closing Date.

        5.8. Access to Information. During the period from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Sellers will, and shall cause the Companies to, (i) allow the Purchaser and its Representatives reasonable access to the files, books, records, personnel and offices of the Companies, including, without limitation, any and all information relating to the Companies' Taxes, commitments, Contracts, and real, personal and intangible property and financial condition, (ii) furnish promptly to the Purchaser all information concerning the Companies' business, properties and personnel as the Purchaser may reasonably request, and (iii) make available to the Purchaser the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Companies' business, properties and personnel as the Purchaser may reasonably request. The Seller will cause the Companies' accountants to cooperate with the Purchaser and its Representatives in making available to the Purchaser all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all Tax returns and financial statements prepared, reviewed or audited by such accountants.

        5.9. Satisfaction of Conditions Precedent. During the period from the date of this Agreement until the Closing Date, the Seller will use its, and will cause the Companies to use its, best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.


Exhibit 99.5

        5.10. Directors and Officers of the Companies. As of the Closing Date, all officer and directors of the Companies shall resign and shall be replaced by the Purchaser's nominees.

   6.   Covenants of the Purchaser.

        6.1. Advise of Changes. During the period from the date of this Agreement until the Closing Date, the Purchaser will promptly advise the Seller in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Purchaser, as the case may be, contained in this Agreement, if made on or as of the date of such event or the Closing Date, materially inaccurate in any material respect, and
             (b) of any breach by the Purchaser of any covenant or agreement contained in this Agreement.

        6.2. Regulatory Approvals. The Purchaser will promptly execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Body, or which the Seller may reasonably request in connection with the consummation of the transactions contemplated by this Agreement. The Purchaser will use their best efforts to promptly obtain all such authorizations, approvals and consents.

        6.3. Necessary Consents. During the term of this Agreement, the Purchaser will use their best efforts to obtain such written consents and take such other actions as may be necessary or appropriate to facilitate the consummation of the transactions contemplated hereby and by the other Transaction Documents.

        6.4. Satisfaction of Conditions Precedent. During the term of this Agreement, the Purchaser will use their best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 7.

   7.   Conditions.

        7.1. Conditions Precedent to Each Party's Obligations. The respective obligations of each party hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by all of the parties to this Agreement):

             7.1.1.  Compliance with Law. There shall be no Law enacted, entered, enforced or deemed applicable to the transactions contemplated hereby or by the other Transaction Documents which would prohibit or render illegal the transactions contemplated hereby or thereby.

             7.1.2.  No Legal Proceedings or Orders. There shall not have been instituted, pending or threatened any Legal Proceeding by or before any Governmental Body, nor shall


Exhibit 99.5
                  there be in effect any Order issued by any Governmental Body, or threat of any Order, that (i) prevents or seeks to prevent, or (ii) questions the validity of this Agreement or the other Transaction Documents or any action taken or to be taken in connection with the consummation of the transactions contemplated hereby or thereby.

        7.2. Conditions Precedent to Obligations of the Seller. The obligations of each of the Sellers hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Seller):

             7.2.1.  Accuracy of Representations and Warranties. The
                  representations and warranties of the Purchaser set forth in
                  Section 4 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Seller shall receive a certificate to such effect signed by an officer of the Purchaser.

             7.2.2.  Covenants. The Purchaser shall have performed and complied in all material respects with all of its covenants required to be performed by them under this Agreement on or before the Closing Date.

        7.3.  Conditions Precedent To Obligations of the Purchaser.

             7.3.1.  The obligations of the Purchaser hereunder are subject to the fulfillment or satisfaction on or before the Closing Date of each of the following conditions (any one or more of which may be waived in writing by the Purchaser):

             7.3.2.  Accuracy of Representations and Warranties. The
                  representations and warranties of each of the Sellers set forth in Section 3 shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as if they had been made at the Closing, and the Purchaser shall receive a certificate to such effect signed by each of the Sellers.

             7.3.3.  Covenants. Each of the Purchasers shall have performed and complied in all material respects with all of the covenants required to be performed by such Seller under this Agreement on or before the Closing Date.

             7.3.4.  Documents. The Purchaser shall have received all written consents, assignments, waivers, authorizations or other certificates reasonably requested of the Companies in writing to provide for the continuation in full force and effect of any and all material Contracts of the Companies and for each of the Sellers to consummate the transactions contemplated hereby and by the other Transaction Documents.

             7.3.5.  Government Consents. There shall have been obtained on or before the Closing Date such material Permits and there shall have been taken such other action, as


Exhibit 99.5
                  may be required to consummate the transactions contemplated hereby and by the other Transaction Documents by any Government Body having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.

             7.3.6.  Satisfactory Completion of Due Diligence. The Purchaser
                  shall have (i) received all due diligence materials requested by the Purchaser from the Companies and the Seller and shall be satisfied in their sole discretion with the results of their review and analysis of such materials, and (ii) conducted interviews with such members of the Companies' management or such other personnel as the Purchaser shall have requested and shall be satisfied in their sole discretion with the results of such interviews.

   8.   Further Agreements of the Parties.

        8.1. Indemnity. The Seller and, until the Closing, the Companies, agrees to indemnify, defend and hold harmless the Purchaser (and each officer, director, shareholder, affiliate, agent and permitted assign thereof) from and against any and all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties, and attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Companies or of the Seller contained in this Agreement or the other Transaction Documents.

        8.2. The Purchaser agrees to indemnify, defend and hold harmless the Companies (and each officer, director, shareholder, affiliate, agent and permitted assign thereof)and the Seller from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Purchaser contained in this Agreement or the other Transaction Documents.

        8.3. The indemnification provided for in Section 10 shall be an exclusive remedy for the parties, and the other individuals and entities entitled to indemnification thereby.

   9.   Miscellaneous.

        9.1. Survival of Representations and Warranties. The representations and warranties of the Seller contained in this Agreement shall survive the Closing for the benefit of the Purchaser until one year following the Closing Date. The representations and warranties of the Purchaser shall survive the Closing for the benefit of the Seller until one year following the Closing Date.

        9.2.  Certain Definitions.

                  "Closing" shall have the meaning set forth in Section 1 hereof.


Exhibit 99.5

                  "Closing Date" shall have the meaning set forth in Section 1 hereof.

                  "Common Stock" means shares of the Companies' Common Stock, par value $.01 per share.

                  "Confidential Information" shall mean confidential records and information, including, but not limited to, development, marketing, purchasing, organizational, strategic, financial, managerial, administrative, manufacturing, production, distribution and sales information, distribution methods, data, specifications and processes presently owned or at any time hereafter developed by a Person or its agents or consultants or used presently or at any time hereafter in the course of the business of such Person, that are not otherwise part of the public domain.

                  "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy. commitment or other arrangement or agreement, whether written or oral.

                  "Environmental Claim" means any accusation, allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Body or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon the violation, or alleged violation, of any Environmental Laws, Orders or Permits of or from any Governmental Body relating to environmental matters connected with the Facilities.

                  "Environmental Law" means any Law concerning the environment, or activities that might threaten or result in damage to the environment or human health, or any Law that is concerned in whole or in part with the environment and with protecting or improving the quality of the environment and human and employee health and safety.

                  "Environmental Matters" means any matter arising out of or relating to human and employee health and safety or the environment which could give rise to liability or require the expenditure of money to address.

                  "Facilities" means real property, leased or operated by the Companies.

                  "Governmental Body" means any governmental or regulatory body, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

                  "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, including any bank overdraft or other similar extension of credit, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any


Exhibit 99.5
indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than 30 days past due), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse), (vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a multiemployer plan" as such terms are defined under ERISA.

                   "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

                  "Legal Proceeding" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

                  "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

                  "Material Adverse Change" means any material adverse change in the business, properties, results of operations, prospects or condition (financial or otherwise) of the relevant party; provided, however, that notwithstanding any other provision of this Agreement, none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Change:(a) any failure by the relevant party to meet internal projections or forecasts or published revenue or earnings predictions for any period ending (or for which revenues or earnings are released) on or after the date of this Agreement; (b) any adverse change, effect, event, occurrence, state of facts or development to the extent attributable to the announcement or pendency of the transaction documented by this Agreement (including any cancellations of or delays in customer orders, any reduction in sales, any disruption in supplier, distributor, partner or similar relationships or any loss of employees); (c) any adverse change, effect, event, occurrence, state of facts or development attributable to conditions affecting the industries in which the relevant party participates, the U.S. economy as a whole or foreign economies in any locations where the relevant party or any of its subsidiaries has material operation or sales; (d) any adverse change, effect, event, occurrence, state of facts or development attributable or relating to (i) out-of-pocket fees and expenses (including legal, accounting, and other fees and expenses) incurred in connection with the transactions contemplated by this Agreement, or (ii) the payment of any amounts due to, or the provision of any other benefits (including benefits relating to acceleration of stock options) to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date of this Agreement, (if


Exhibit 99.5
any adverse change, effect, event, occurrence, state of facts or development resulting from or relating to compliance with the terms of, or the taking of any action required by, this Agreement); (e) any adverse change, effect, event, occurrence, state of facts or development arising from or relating to any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof; or (f) any adverse change, effect, event, occurrence, state of facts or development arising from or relation to actions required to be taken under applicable laws, rules, regulations, contracts or agreements.

                  "Order" means any order, consent, consent order, injunction, judgment, decree, consent decree, ruling, writ, assessment or arbitration award.

                  "Permits" means any approvals, authorizations, registrations, consents, licenses, permits or certificates by any Governmental Body.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock Companies, trust, unincorporated organization, Governmental Body or other entity.

                  "Representatives" of a Person means its officers, employees, agents, legal advisors and accountants.

                  "Shares" means the Common Stock to be purchased hereunder.

        9.3. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the transaction is consummated.

        9.4. Further Assurances. The Seller and the Purchaser agree to execute and deliver, at the requesting party's expense, such other reasonable documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby or by the other Transaction Documents.

        9.5. Submission to Jurisdiction; Waiver of Jury Trial; and Consent to Service of Process.

             9.5.1.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby or by the other Transaction Documents and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may


Exhibit 99.5
                  be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

             9.5.2.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
                  WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

             9.5.3.  Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding, by the mailing of a copy thereof in accordance with the provisions of Section 11.9.

        9.6. Entire Agreement; Amendments and Waivers. This Agreement (including any schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        9.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to the principles of conflict of laws thereunder.

        9.8. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

        9.9. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested (provided that facsimile


Exhibit 99.5
             notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to Purchaser to:
                  ------------------

                  Trinity Group Acquisition Corp.
                  Attn: Lewis S. Schiller
                  xxxxxxxx
                  xxxxxxxxx

                  If to the Companies or Seller to:
                  --------------------------------

                  The Finx Group, Inc.
                  Attn: Lewis S. Schiller
                  249 Saw Mill River Road
                  Elmsford, NY  10523
                  (914) 592-6014 (facsimile)

        9.10. Severability. If any term, provision, covenant or condition of this Agreement or part thereof, or the application thereof to any Person, place or circumstance shall be held to be invalid, unenforceable or void by a court of competent jurisdiction, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited, and the court shall have the power to modify, amend, and limit such term, provision, covenant or condition, to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful.

        9.11. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights or any other rights of any kind in any Person or entity not a party to this Agreement except as specifically provided herein. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Seller (by operation of law or otherwise) without the prior written consent of the Purchaser and any attempted assignment without such required consent shall be void.

        9.12. Confidential Information. All Confidential Information with respect to any party hereto is considered secret and will be disclosed in confidence. Each party hereto acknowledges that, it may have access to and become acquainted with Confidential Information of another party. Each party hereto agrees that it will not prior to the Closing Date (or in the event of the termination of this Agreement in accordance with its


Exhibit 99.5
             terms) and at all times thereafter, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Information. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to or containing Confidential Information, which any party has prepared or shall in the future prepare, shall be and remain the sole and exclusive property of such party and shall be included in the Confidential Information. Upon termination of this Agreement in accordance with its terms, the parties shall promptly deliver any and all of the Confidential Information and copies thereof of any other party, not previously delivered to such party, that may be in its possession or under its control. The foregoing restrictions shall not apply to the use, divulgence, disclosure or grant of access to Confidential Information to the extent, but only to the extent, (i) expressly permitted or required pursuant to any other written agreement between the parties, (ii) such Confidential Information has been publicly disclosed (not due to a breach by any party of its obligations hereunder, or by breach of any other Person, of a fiduciary or confidential obligation to a party) or
             (iii) a party is required to disclose Confidential Information by or to any court of competent jurisdiction or any other Governmental Body; provided, however, that the party required to disclose such Confidential Information shall, prior to any such disclosure, immediately notify the party which owns the Confidential Information of such requirement and provided further, that such party shall have the right, at its expense, to object to such disclosures and to seek confidential treatment of any Confidential Information to be so disclosed on such terms as it shall determine.

        9.13. Public Announcement. The parties shall cooperate with respect to any public announcement relating to the transactions contemplated hereby or by the other Transaction Documents; and neither party will issue any public statement announcing such transaction without the prior consent of the others, except as such party in good faith (based upon advice of counsel) believes is required by law and following notice to the other party.

        9.14. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




Exhibit 99.5

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ATTEST:                                 THE FINX GROUP, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST                                  SEQUENTIAL ELECTRONIC
                                        SYSTEMS, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHAIRMAN

------------------------
PRINT NAME

.........................................................................
ATTEST                                  S-TECH, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHAIRMAN

------------------------
PRINT NAME


Exhibit 99.5

.........................................................................
ATTEST                                  DEFENSE MANUFACTURING
                                        SYSTEMS, INC.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME

.........................................................................
ATTEST:                                 TRINITY ACQUISITION CORP.


________________________            By: ___________________________
SIGNATURE                               LEWIS S. SCHILLER
                                        CHIEF EXECUTIVE OFFICER

------------------------
PRINT NAME




Exhibit 99.5
Page 21